UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

U.S. ENERGY CORP.

1616 Voss, Suite 725

Houston, TX 77057

Notice of 2022 Annual Meeting of Shareholders of

April [●], 2022

Dear Shareholders:

We are pleased to provide you with notice of our 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The timing, location and summary of each of the proposals to be voted upon are as follows:

Date:	June 21, 2022	Time:	9:00 AM CDT

Place:	1616 Voss, Suite 725 Houston, TX 77057

Purposes:	1.	To elect two nominees for the Class Three directors identified in the accompanying Proxy Statement (Duane H. King and Joshua Batchelor) to serve until the third succeeding annual meeting of shareholders (to be held in 2025) and until their successors have been duly elected or appointed and qualified;
	2.	To ratify the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2022;
	3.	To consider a non-binding advisory vote on compensation of our named executive officers;
	4.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers;
	5.	To approve the adoption of the Company’s 2022 Equity Incentive Plan;
	6.	To consider and vote upon a Proposal to affect a reincorporation of the Company from a Wyoming corporation to a Delaware corporation; and
	7.	To approve such other business as may arise that can properly be conducted at the Annual Meeting, or any adjournment or postponement thereof in accordance with the Bylaws of the Company.

The formal Proxy Statement that follows this letter provides extensive background information about each of the proposals, along with the recommendations of our Board of Directors to vote in favor of each of the proposals.

Only shareholders of record at the close of business on April 25, 2022 are entitled to receive notice of and to vote at the Annual Meeting. The Notice of the 2022 Annual Meeting, this Proxy Statement and a copy of our Annual Report for the fiscal year ended December 31, 2021 and the means to vote by internet are available at www.proxyvote.com. Please read this information carefully before voting your proxy.

The Securities and Exchange Commission (“SEC”) has adopted rules regarding how companies must provide proxy materials to their shareholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or

●	the notice only option.

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A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.

Under the full set delivery option, a company delivers all proxy materials to its shareholders by mail. In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.

In connection with the Annual Meeting, we have elected to use the notice only option, which reduces environmental impact as well as printing and mailing costs. Unless otherwise requested by the shareholder, we are mailing to each shareholder a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) instead of mailing paper copies of the proxy materials. The Notice of Availability contains instructions on how to access the proxy materials on the Internet, and also on how to request a paper copy of the proxy materials. All shareholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail.

Whether or not you plan to attend the meeting, please take the time to vote:

●	Via the internet – Go to the website shown on your proxy card or Notice of Availability;
●	Via telephone – Call the toll-free number shown on your proxy card or the Notice of Availability; or
●	Via mail – Complete, sign and date your proxy card (if you requested one) and mail it in the postage paid envelope.

If you were a shareholder of record at the close of business on April 25, 2022, you may attend and vote at the Annual Meeting. The names of shareholders of record entitled to vote at the Annual Meeting will be available for review at the Annual Meeting.

If you wish to attend the Annual Meeting and vote in person, but you hold your shares through a broker or other nominee (i.e., your shares are held in “street name”), contact your broker or nominee promptly to obtain a “legal proxy,” which you must bring to the meeting in order to vote in person at the meeting. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors

/s/ John A. Weinzierl
Chairman

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U.S. ENERGY CORP.

1616 Voss, Suite 725

Houston, TX 77057

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2022

This proxy statement (“Proxy Statement”) is provided in connection with a solicitation of proxies by the Board of Directors (the “Board”) of U.S. Energy Corp. (“U.S. Energy”, the “Company”, “we”, “our”, or “us”) for the annual meeting of shareholders to be held on Tuesday, June 21, 2022, at 9:00 A.M. CDT, at the Houston offices of U.S. Energy, 1616 Voss, Suite 725, Houston, TX 77057 (the “Annual Meeting”), and at any adjournments of the meeting. On or about [●], 2022, we are first mailing the Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to shareholders.

GENERAL INFORMATION

Who Can Vote

Only holders of our common stock (“Common Stock”) at the close of business on the record date of April 25, 2022 are entitled to receive notice of, and to vote at, the Annual Meeting. As of April 25, 2022 (the “Record Date”) there were [●] shares of our Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting.

You may hold your shares “of record” or in “street name.” The difference between shareholders of record and street name holders is:

●	Shareholder of Record. If your shares are registered directly in your own name with our transfer agent, Computershare Trust Company, Inc., you are considered to be the holder of record of those shares, and you may vote directly via internet, by telephone, by mail or in person.

●	Street Name Shareholder. If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the “street name” holder and the beneficial owner of those shares, and you have the right to direct your broker or nominee how to vote. However, since you are not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy,” which you must bring to the Annual Meeting in order to vote in person at the meeting.

Quorum and Voting Rights

A quorum for the Annual Meeting will exist if a majority of the voting power of the shareholders is present at the meeting, in person or represented by properly executed proxies delivered prior to the meeting. Shares of Common Stock present at the meeting that abstain/withhold from voting, or that are the subject of “broker non-votes,” will be counted as present for the purposes of determining a quorum.

You are entitled to one vote for each share of U.S. Energy Common Stock you hold, except that for the election of directors you may cumulate your votes. Cumulative voting generally allows each holder of shares of Common Stock to multiply the number of shares owned by the number of directors nominated for election, and to distribute the resulting number of votes among nominees in any proportion that the holder chooses.

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Broker Discretionary Votes

Under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (ii) Proposal No. 2 for the ratification of the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2022, is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; (iii) Proposal No. 3 for the approval, on an advisory basis, of the 2021 compensation of the Company’s named executive officers, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (iv) Proposal No. 4 for the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (v) Proposal No. 5 for the approval of the adoption of the Company’s 2022 Equity Incentive Plan, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal; and (vi) Proposal No. 6 for the approval of the adoption of the reincorporation and related documents and transactions, relating to the Company’s reincorporation from a Wyoming corporation to a Delaware corporation, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”).

Accordingly, if your broker does not receive instructions from you, your broker will not be able to vote your shares on any of the other matters, and a “broker non-vote” will occur with respect to those matters.

List of Shareholders Entitled to Vote at Annual Meeting

A complete list of shareholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, beginning two (2) business days after the date of this Proxy Statement.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our Common Stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement indicating that you owned shares of our Common Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and shareholders is our top priority. Accordingly, we are planning for the possibility that the Annual Meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Incorporated By Reference” (if any)) via the Internet at www.proxyvote.com (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to access these materials and vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

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Voting Process

If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Conduct at the Meeting

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for shareholders who wish to address the meeting. Only shareholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to speak on an item of business will be able to do so.

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Votes Needed

On Proposal 1, Election of Directors, nominees in a number equal to the seats to be filled on the Board who receive a plurality of votes cast will be elected as directors. If you withhold your shares from voting, your shares will not be counted for any director. Withheld votes and broker non-votes will have no effect on the election of directors.

Each of the other proposals, and any other matter which properly comes before the meeting in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), will be approved or ratified, as the case may be, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal; except for the proposal relating to the reincorporation, which will be deemed approved and ratified if at least a majority of the Company’s outstanding shares of common stock which are eligible to be voted at the Annual Meeting vote in favor of such proposal. Abstentions and broker non-votes are not considered votes cast, and they will have no effect on such proposals, except to the extent they result in any proposal failing to reach the required threshold for approval, if any.

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How Your Proxy Will Be Voted; Recommendation of the Board

The Board is soliciting a proxy to provide you with the opportunity to vote on all matters scheduled to come before the meeting (as stated in the Notice of Annual Meeting which accompanies this Proxy Statement), whether or not you attend in person.

The Board recommends you vote as follows on the six proposals stated in the Proxy Statement:

●	“For” each of the nominees in Proposal 1 – i.e., the election of two nominees for Class Three directors (Duane H. King and Joshua Batchelor) to serve until the third succeeding annual meeting of shareholders (to be held in 2024) and until their successors have been duly elected or appointed and qualified;

●	“For” Proposal 2 – the ratification of the appointment of Plante & Moran PLLC as the independent auditor of the Company for the year ended December 31, 2022;

●	“For” Proposal 3 – to approve, on an advisory basis, the 2021 compensation of the Company’s Named Executive Officers;

●	“One year” for Proposal 4, in regards to the vote, on an advisory basis, for the timing for future advisory votes on executive compensation of the Company’s Named Executive Officers;

●	“For” Proposal 5 – to approve the adoption of the U.S. Energy Corp. 2022 Equity Incentive Plan; and

●	“For” Proposal 6 – to approve the reincorporation of the Company from a Wyoming corporation to a Delaware corporation.

Granting Your Proxy

Your shares will be voted as you specify if you properly complete and return the appropriate form of proxy. If you make no specifications, your proxy will be voted in favor of each proposal listed above.

We do not expect any matters to be presented for action at the meeting other than the matters stated in the Notice of Annual Meeting accompanying this Proxy Statement. However, as permitted by Securities and Exchange Commission (“SEC”) Rule 14a-4(c), the proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting. The persons named as proxies intend to vote in accordance with their judgment on any such matters.

Revoking Your Proxy

If you are a shareholder of record and submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted. If you are a street name shareholder and you vote by proxy, you may change your vote prior to the meeting by submitting new voting instructions to your broker or other nominee in accordance with that entity’s procedures.

Proxy Solicitation

We will pay all expenses of our solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and other nominees to send proxy materials to beneficial owners, and we will reimburse those brokers and other nominees for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors may solicit proxies by telephone or other means, if necessary; they will not receive additional compensation for these services.

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Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials or Notice of Availability, as applicable with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials or Notice of Availability, as applicable. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials or Notice of Availability, as applicable, you may:

●	send a written request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer or call (303) 993-3200, if you are a shareholder of record; or

●	notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate set of proxy materials or Notice of Availability, as applicable, to you. You may also contact us as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Requirements and Deadlines for Shareholders to Submit Proposals For 2023 Annual Meeting

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a shareholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of shareholders, it must be received by our Secretary by no later than [_____________], 2023, unless the date of the 2023 annual meeting of shareholders is more than 30 days before or after [_________], 2023, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, shareholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2023 annual meeting of shareholders, shareholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of shareholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the date of the annual meeting of shareholders. Accordingly, any such shareholder proposal or director nomination must be received between [__________], 2023 and the close of business on [__________], 2023 for the 2023 annual meeting of shareholders. In the event that the 2023 annual meeting of shareholders is convened more than 30 days prior to or delayed by more than 30 days after [_________], 2023, notice by the shareholder, to be timely, must be received no earlier than the 120th day prior to the 2023 annual meeting of shareholders and no later than the later of (i) the 90th day prior to the 2023 annual meeting of shareholders and (ii) the tenth day following the day on which we publicly announce the date of the 2023 annual meeting of shareholders. All proposals should be sent to our principal executive offices at 1616 Voss, Suite 725, Houston, TX 77057, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

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Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 1616 Voss, Suite 725, Houston, TX 77057.

Copies of Our Annual Report on Form 10-K

The Notice of the 2022 Annual Meeting, this Proxy Statement and a copy of our Annual Report for the fiscal year ended December 31, 2021 and the means to vote by internet are available at www.proxyvote.com. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Additionally, promptly upon receiving a written request from any shareholder, we will send to the shareholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, with exhibits, as filed with the SEC. Please address your request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Appraisal and Dissenters’ Rights

No appraisal and dissenters’ rights will be available to any shareholder in connection with any proposal described herein which is proposed to be voted on at the Annual Meeting.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors” in our 2021 Annual Report on Form 10-K, as well as elsewhere in our filings with the SEC. If any of these considerations or risks materialize, our expectations (or underlying assumptions) may change or not be realized and our performance may be adversely affected. Therefore, you should not rely unduly on any forward-looking statements. Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

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Board Leadership Structure

The Company’s Bylaws provide that the Chairman of the Board may not be the Chief Executive Officer and shall be appointed by the affirmative vote of at least a majority of the members of the Board, unless otherwise determined by the Board. We believe the separation of the Chairman (Mr. Weinzierl) and Chief Executive Officer (Mr. Smith) roles to be a best practice as it relates to strong corporate governance. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Committees of the Board

	Independent	Director Class	Audit Committee	Compensation Committee	Nominating Committee
Ryan L. Smith		Two
John A. Weinzierl(1)	X	One
James W. Denny III	X	Two	M		C
Randall D. Keys	X	One	C	M	M
D. Stephen Slack	X	One	M	C	M
Duane H. King	X	Three		M
Joshua Batchelor	X	Three

(1) Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director, as defined in the listing standards of NASDAQ and applicable laws. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board is currently comprised of a majority of independent directors. Specifically, the Board has affirmatively determined that Mr. John A. Weinzierl, Mr. Joshua Batchelor; Mr. Duane H. King; Mr. Randall D. Keys; Mr. D. Stephen Slack and Mr. James W. Denny III are independent under applicable Nasdaq rules. In addition, the Audit Committee (consisting of three members), the Compensation Committee (consisting of three members), and the Nominating Committee consisting of three members) are each comprised solely of independent directors as required under the applicable requirements of Nasdaq and the SEC.

Meetings of the Board

The Board currently consists of seven members and it has primary responsibility for directing management of the business. During 2021, the Board consisted of five members. On January 4, 2022, and effective on January 5, 2022, pursuant to the terms of those certain three separate Purchase and Sale Agreements (as amended from time to time, the “Purchase Agreements”), previously entered into by the Company on October 4, 2021, with each of (a) Lubbock Energy Partners LLC (“Lubbock”); (b) Banner Oil & Gas, LLC (“Banner”), Woodford Petroleum, LLC (“Woodford”) and Llano Energy LLC (“Llano” and collectively, Banner, Woodford and Llano, the “Sage Road Parties”), and (c) Synergy Offshore LLC (“Synergy”, and collectively with Lubbock and the Sage Road Parties, the “Sellers”) and that certain Nominating and Voting Agreement entered into on January 4, 2022, by and between the Company and each of the Sellers (the “Nominating and Voting Agreement”), each described in greater detail below under “Nominating and Voting Agreement and Board Appointment Rights”, and as a required condition to the closing of the transactions contemplated by the Purchase Agreements, the Board of Directors, after amending the Bylaws to increase the number of members of the Board of Directors from five to seven, and after the resignation of Mr. Javier F. Pico, the Board of Directors, pursuant to the power provided to the Board under Wyoming law, the Company’s Bylaws and the Amended and Restated Articles of Incorporation of the Company, appointed (a) Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock, who had been designated by Lubbock, as a director and Chairman of the Company; (b) Mr. Joshua Batchelor, the Managing Partner of Sage Road, who had been designated by Banner, as a director of the Company; and (c) Mr. Duane H. King, the Chief Executive Officer of Synergy, who had been designated by Synergy, as a director of the Company.

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The Board held seven formal meetings during 2021, which were attended, in person or by telephone, by all of the directors serving on the Board, and took various other actions via written consent without meeting.

Attendance at Annual Meetings by Directors

Directors are encouraged, but not required, to attend annual meetings. At the Company’s last annual meeting held on June 24, 2021, all directors were in attendance in person or via telephone.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Communications from Shareholders to the Board

The independent directors have established a process for collecting and organizing communications from shareholders. Shareholders may send communications to the Board by addressing their communications the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer. Pursuant to this process, the Chief Executive Officer then reviews the communications, determines which of the communications address matters of substance that should be considered by all directors and sends those communications to all the directors for their consideration.

Upon receipt of any communication that is clearly marked “Confidential,” our Chief Executive Officer will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee.

The Audit Committee is tasked with overseeing that management has:

● maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

● established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and

● established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

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The Audit Committee has the following specific powers and duties, among others: (1) Selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors; overseeing the work done by the Company’s independent auditors; and terminating the Company’s independent auditors, if necessary; (2) selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (3) approving all audit engagement fees and terms, and pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establishing policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis; (4) reviewing and discussing with the Company’s independent auditors (i) all critical accounting policies and practices to be used in the audit, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors, and (iii) other material written communications between the auditors and management; (5) reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures; (6) reviewing the Company’s audited annual financial statements and the independent auditors’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein; (7) reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and reviewing and discussing with management and the Company’s independent auditors disclosure relating to the Company’s internal controls; (8) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and (9) reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company’s Code of Ethics and the results of confirmations and violations of such code.

The current Chairman of the Audit Committee is Randall D. Keys. The Board has determined that Mr. Keys is an “audit committee financial expert” as defined in Item 407(d) of SEC Regulation S-K. The other members of the Audit Committee are James W. Denny III, who has served on the committee since January 2022, and D. Stephen Slack, who has served since December 2019. All members of the Audit Committee are independent directors under applicable Nasdaq and SEC rules and meet the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee formally met four times in 2021. All Audit Committee members attended each meeting in person or by telephone. The Committee reviewed our financial statements for each quarter in 2021 and the year as a whole and discussed the financial statements with management and our independent audit firm. Based on the foregoing, the Audit Committee recommended to the Board at the Board meeting held on March 22, 2022 that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2021. The Audit Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

Compensation Committee

We have a Compensation Committee, the current members of which are D. Stephen Slack (Chairman), Randall D. Keys, and Duane H. King. These members are independent under applicable criteria established by Nasdaq and the Board of Directors has affirmatively determined that each of such members does not have a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of the Compensation Committee. The Compensation Committee met formally on three occasions in 2021 and discussed compensation matters informally several times during the year. All Compensation Committee members who served on the Compensation Committee during 2021 attended all meetings of the Committee during 2021 either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for the executive officers of the Company and oversees the Company’s compensation and benefit packages. The Compensation Committee is also tasked with reviewing and approving the Chief Executive Officer’s corporate goals and objectives relevant to his total compensation, and recommending the compensation of the Chief Executive Officer. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule. The Compensation Committee did not formally engage a compensation consultant during 2021.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Randall D. Keys, Duane H. King and D. Stephen Slack (Chairman), who are all independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2021, none of our executive officers served on the compensation committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

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Nominating Committee

We have a Nominating Committee, currently consisting of James W. Denny III, Randall D. Keys and D. Stephen Slack (Chairman). These members are independent directors under Nasdaq rules.

In considering individual director nominees and Board committee appointments, our Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our shareholders’ interests and creating and enhancing value for our shareholders. In so doing, the Nominating Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating Committee takes into account. In evaluating prospective candidates, the Nominating Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating Committee believes must be met by a prospective director nominee, the Nominating Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by shareholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for shareholder proposals under “Requirements and Deadlines for Shareholders to Submit Proposals For 2023 Annual Meeting” under “General Information”, above. The Secretary will send properly submitted shareholder recommendations to the Committee. Individuals recommended by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by shareholders without accompanying biographical information, if submitted in writing to the Secretary.

For the Annual Meeting, the Nominating Committee did not receive a request from any shareholder for consideration of a director nominee candidate.

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The Nominating Committee did not meet formally during 2021, but approved the director nominees for the 2021 annual meeting via consent to action without a meeting.

Risk Oversight

We face various risks in our business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital and also is involved in our hedging commitments for oil and natural gas price protection. Any change in our hedging strategy will require the approval of the Board.

General business operations are managed by our Chief Executive Officer, who reports to the Board. An annual budget is approved by the Board, with appropriate modifications as needed throughout the year by the Board. However, material budget variations are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and directors and any other person, pursuant to which the officer or director was selected to serve as an officer or director, except for the Nominating and Voting Agreement discussed below under “Nominating and Voting Agreement and Board Appointment Rights”.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years, except as disclosed in their biographical information set forth herein under “Proposal 1: Election of Directors”:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Principal Holders of Voting Securities and Ownership by Officers and Directors” table below, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Anti-Hedging Policies

The Company recognizes that hedging against losses in Company shares may disturb the alignment between shareholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions. We plan to implement a policy prohibiting such transactions in the future.

Compensation Recovery and Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, pursuant to which we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. Under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the Board has not deemed any additional recoupment policies to be necessary. We will continue to monitor regulations and trends in this area.

Code of Conduct

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our website (www.usnrg.com), at the tab “Investors,” then go to “Corporate Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April ___, 2022)
Total Number of Directors	7
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

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Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating Committee and our Code of Ethics can be found on our website at https://usnrg.com/investors/governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Nominating and Voting Agreement and Board Appointment Rights

On January 5, 2022 (the “Closing Date”), the Company closed the acquisitions (the “Closing”) contemplated by the Purchase Agreements. Sage Road Capital, LLC (“Sage Road”), indirectly controls, and manages certain funds which own a majority interest of, each of Banner, Woodford and Llano.

Pursuant to the Purchase Agreements, we acquired certain oil and gas properties from the Sellers, representing a diversified, conventional portfolio of operated, producing, oil-weighted assets located across the Rockies, West Texas, Eagle Ford, and Mid-Continent. The acquisition also included certain wells, contracts, technical data, records, personal property and hydrocarbons associated with the acquired assets (collectively with the oil and gas properties acquired, the “Acquired Assets”).

The purchase price for the Acquired Assets was (a) $125,000 in cash and 6,568,828 shares of our common stock, as to Lubbock; (b) $1,000,000 in cash, the repayment of $3.5 million in liabilities, and 6,790,524 shares of common stock, as well as the novation of certain hedges which had a mark to market loss of approximately $3.1 million as of the Closing Date, as to the Sage Road Parties; and (c) $125,000 in cash and 6,546,384 shares of common stock, as to Synergy. The initial base purchase price remains subject to customary working capital and other adjustments following the Closing.

On January 5, 2022, the Company and each of the Sellers (including Lubbock, Banner, Woodford, Llano and Synergy) entered into a Nominating and Voting Agreement. Pursuant to the Nominating and Voting Agreement, the Company was required to (a) increase the number of directors on the Board from five to seven, (b) cause the resignation or removal of a member from the Board, and (c) cause to be appointed to the Board one person designated by each of Lubbock, Synergy and Sage Road (each a “Nominating Party”), with the result that, as of January 5, 2022, the Board was required to be comprised of: (i) one person designated by each Nominating Party (each a “Seller Nominated Person”) and (ii) four then current members of the Board, all of which actions were taken prior to Closing, as discussed above, including the Company’s Board appointing Mr. Weinzierl to the Board to fill one of the vacancies created thereon.

The Nominating and Voting Agreement also provides that each Nominating Party will have the right to designate for nomination to the Board two nominees (for so long as such Nominating Party holds at least 15% of the Company’s outstanding common stock) and one nominee (for so long as such Nominating Party holds at least 5% of the Company’s common stock), for appointment at any shareholder meeting or via any consent to action without meeting of the shareholders of the Company. The Nominating and Voting Agreement also requires the Board to include such nominees in the slate of directors up for appointment at each meeting of shareholders where directors will be appointed, and take other actions to ensure that such persons are elected to the Board by the shareholders of the Company.

If any Nominating Party’s Seller Nominated Party ceases for any reason to serve on the Board, such Seller Nominated Party will be provided the right to appoint another person to the Board, who shall be appointed to the Board pursuant to the power to fill vacancies given to the Board without a shareholder vote, by the Bylaws of the Company.

Notwithstanding the above, no person is required to be included as a nominee for election or appointment to the Board in the event such person is a Disqualified Person. A “Disqualified Person” is a person for whom the Board reasonably determines that the nomination, election or appointment of, or retention of such person on the Board, as applicable, would (a) violate the listing rules of Nasdaq or the rules and regulations of the Securities and Exchange Commission (SEC), (b) due to such person’s past, affiliations or otherwise, negatively affect the reputation of the Company, negatively affect the Company’s ability to complete future transactions, or disqualify the Company from undertaking any offering under applicable securities laws, or (c) violate the fiduciary duties that the Board owes to the Company or its shareholders; provided, however, that if the Board reasonably determines that any person is unfit for service on the Board for the reasons set forth above, then the applicable Nominating Party is entitled to designate an alternative or replacement person.

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Further notwithstanding the above, the non-Nominating Party directors and Nominating Party directors are required to be apportioned between ‘independent’ and non-’independent’ directors as required by the rules of Nasdaq such that the Company continues in compliance with applicable Nasdaq rules.

Each Seller Nominated Person is entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the other members of the Board, as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Seller Nominated Person is a member, if any, in each case to the same extent as the other members of the Board. The Company also agreed to continue to maintain directors’ and officers’ liability insurance coverage with respect to each Seller Nominated Person’s service on the Board for a period of at least six years after each such Seller Nominated Person’s service on the Board has concluded.

At all times when Lubbock holds at least 5% of the Company’s outstanding common stock and its appointee is John A. Weinzierl, each Seller is required to instruct its appointee on the Board to vote in favor of appointing Mr. Weinzierl as Chairman of the Board.

During the term of the Nominating and Voting Agreement, each Seller agreed to vote all securities of the Company which they hold in any manner as may be necessary to nominate and elect (and, if applicable, maintain in office) as a member of the Company’s Board, each of the Seller Nominated Persons and further to not remove any Seller Nominated Persons, unless such person is a Disqualified Person.

The agreement continues in effect from the Closing Date until the earlier of (a) the date mutually agreed by all the parties (the Company and each of the Sellers); and (b) the date that no Seller owns at least 5% of the outstanding shares of common stock of the Company; subject to certain rights and obligations which survive termination. Once a Seller’s ownership drops below 5% of the Company’s outstanding common stock, it no longer has any right to nominate any person under the Nominating and Voting Agreement, even if such Seller’s ownership increases above 5% of the Company’s common stock in the future.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND

OWNERSHIP BY OFFICERS AND DIRECTORS

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 25, 2022 (the “Record Date”), referred to in the table below as the “Beneficial Ownership Date”, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our securities;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all directors and executive officers as a group.

The column titled “Percentage of Shares Beneficially Owned” is based on a total of [●] shares of our Common Stock outstanding as of the Beneficial Ownership Date.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding but are not deemed outstanding for computing the percentage ownership of any other person.

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To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 1616 Voss, Suite 725, Houston, Texas 77057.

Title of Class	Name of Beneficial Owner		Position with Company	Beneficial Ownership	Percent of Shares Beneficially Owned
Common	Ryan L. Smith		CEO, CFO, and Director	506,300 (1)	2.0%
Common	James W. Denny III		Director	55,000	* %
Common	Randall D. Keys		Director	75,000	* %
Common	D. Stephen Slack		Director	60,000	* %
Common	John A. Weinzierl		Chairman	6,768,828 (2)	26.5%
Common	Duane H. King		Director	6,586,384 (3)	25.7%
Common	Joshua L. Batchelor		Director	6,830,524 (4)	26.7%
Common	Donald A. Kessel		COO	137,274	* %
Common	Directors and executive officers as a group (8 persons)			21,019,310	82.1%

Greater than 5% Shareholders
Common	Lubbock Energy Partners LLC	(5)	>5% Shareholder	6,568,828	25.7%
Common	Banner Oil & Gas, LLC	(6)	>5% Shareholder	5,668,121	22.2%
Common	Synergy Offshore LLC	(7)	>5% Shareholder	6,546,384	25.6%

* Less than one percent.

(1)	Mr. Smith owns 496,300 shares of our common stock and stock options to purchase 10,000 shares of common stock at an exercise price of $11.60 per share, which expire on November 10, 2027. Mr. Smith’s beneficial ownership also includes 2,231 shares currently owned by the employee stock ownership plan (“ESOP”) that Mr. Smith has dispositive power over as an ESOP Trustee. Includes 75,000 shares which are subject to vesting at the rate of 1/3rd of such shares on each of January 21, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company and 300,000 shares which are subject to vesting at the rate of 1/3rd of such shares on each of January 17, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company.

(2)	As described in Footnote (5) below, due to Mr. Weinzierl’s status as Chief Executive Officer and Manager of Lubbock, Mr. Weinzierl is deemed to beneficially own the shares of common stock held by Lubbock. Includes 150,000 shares held by Mr. Weinzierl which are subject to vesting at the rate of 1/3rd of such shares on July 31, 2022, January 31, 2023 and July 31, 2023, subject to Mr. Weinzierl’s continued service to the Company. Mr. Weinzierl is also the owner of 33 1/3% of the outstanding membership interests of the limited liability company that owns 100% of the Membership Interests of Synergy, but in his capacity as a member of the parent of Synergy, he does not have voting or dispositive control over the shares of the Company held by Synergy, and he is therefore not deemed to beneficially own such shares, and such shares have not been included in his beneficial ownership above. See also Footnote (8).

(3)	As described below and in Footnote (6), due to Mr. Batchelor’s status as co-Managing Partner of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, each of Banner, Woodford and Llano, Mr. Batchelor is deemed to beneficially own the shares of common stock held by Banner (5,668,121), Woodford (434,120) and Llano (688,273). Includes 30,000 shares of common stock held by Mr. Batchelor which are subject to vesting at the rate of 1/3rd of such shares on July 31, 2022, January 31, 2023 and July 31, 2023, subject to Mr. Batchelor’s continued service to the Company. Due to Mr. Batchelor’s and Mr. Benjamin A. Stamets’ statuses as co-Managing Partners of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, Woodford, Llano and Banner Oil, Mr. Batchelor and Mr. Stamets may be deemed to beneficially own the shares of common stock held by Woodford, Banner Oil and Llano.

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(4)	As described in Footnote (7) below, Mr. King is a co-manager of Synergy, and as a result, has the right to vote and to distribute the shares of the Company held by Synergy. Additionally, Mr. King is an officer, and one of the two managers and members (with 1/3 of the membership interests) of the limited liability company that owns 100% of the membership interests of Synergy. As a result, Mr. King is deemed to beneficially own the shares of common stock held by Synergy. Includes 30,000 shares of common stock held by Mr. King which are subject to vesting at the rate of 1/3rd of such shares on July 31, 2022, January 31, 2023 and July 31, 2023, subject to Mr. King’s continued service to the Company. See also Footnote (8).

(5)	Shares held by Lubbock are beneficially owned by Mr. Weinzierl who is the Chief Executive Officer and Manager of Lubbock and Mr. Wallis Marsh, the Manager of Lubbock. Mr. Weinzierl separately holds 200,000 shares of common stock in his own name. The address of Lubbock is 1616 S Voss Rd, Suite 530, Houston, Texas 77057. See also Footnote (8).

(6)	Due to Mr. Batchelor’s and Mr. Benjamin A. Stamets’ statuses as co-Managing Partners of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, Banner Oil, Mr. Batchelor and Mr. Stamets are deemed to beneficially own the shares of common stock held by Banner. The address of Banner is 2121 Sage Road, Suite 325, Houston, Texas 77056. See also Footnote (8).

(7)	Mr. King and Mr. Lee Hightower are all of the managers of Synergy, and as a result, have the right to vote and to distribute the shares of the Company held by Synergy. Additionally, Mr. King and Mr. Hightower are officers, the two sole managers and members (each with 1/3 of the membership interests) of the limited liability company that owns 100% of the membership interests of Synergy. As a result, Mr. King and Mr. Hightower are deemed to beneficially own the shares of common stock held by Synergy. The address of Synergy is 9821 Katy Fwy, Suite 525, Houston, Texas 77024. See also Footnote (8).

(8)	Due to the terms of the Nominating and Voting Agreement (described above under “Nominating and Voting Agreement and Board Appointment Rights”), each of John A. Weinzierl, Wallis T. Marsh, Lubbock, Joshua L. Batchelor, Benjamin A. Stamets, Sage Road Capital, LLC, Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Duane H. King, Lee Hightower, and Synergy Offshore LLC, may be deemed a group for the purposes of Section 13(d)(3) of the Exchange Act.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The executive officers of the Company are elected by the Board at the annual directors’ meeting which follows each annual shareholders’ meeting, to serve until the officer’s successor has been duly elected and qualified, or until earlier death, retirement, resignation or removal. Other than Mr. Ryan L. Smith, who is the President, Chief Executive Officer and Chief Financial Officer and Director of the Company, and is included in the table above, we have only one other executive officer, Donald A. Kessel, who was appointed as Chief Operating Officer of the Company effective on January 4, 2022. Please see biographical information for our executive officers below:

Ryan L. Smith (Age 39) – President, Chief Executive Officer and Chief Financial Officer. Mr. Smith’s biographical information is included below under “Proposal 1: Election of Directors” - “Continuing Directors”.

Donald A. Kessel (Age 61) – Chief Operating Officer. Mr. Kessel served as U.S. Energy’s Vice President of Operations (non-executive) from April 2021 until January 2022, when he was appointed as Chief Operating Officer of the Company, after consulting for the Company since March 2020. Mr. Kessel has also provided consulting services to various entities in the exploration and production industry since 2016. Mr. Kessel previously served as Interim President and Chief Executive Officer of Timber Creek Energy LLC, an oil and gas exploration and production company from March 2018 to January 2019. Mr. Kessel is responsible for improving efficiency and implementing operational changes on U.S. Energy’s assets. Mr. Kessel co-founded Murex Petroleum Corporation in 1999 and grew the company into an industry leader in the Williston Basin, before leaving in 2016. Mr. Kessel began his oil and gas career at Hess Corporation in various engineering roles. Mr. Kessel spent 18 years on the Board of the North Dakota Petroleum Council and serves as the Chair of the Advisory Committee of the Petroleum Technology Program at Bismarck State College. Mr. Kessel obtained a B.S. in petroleum engineering from North Dakota State University.

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of our financial statements, and the reporting process, as well as maintaining effective internal control over financial reporting and assessing the effectiveness of the controls. For the fiscal year ended December 31, 2021 Plante & Moran, PLLC was responsible for auditing the annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and selecting the independent registered public accounting firm, reviewing our annual and interim financial statements, and pre-approving all engagement letters and fees for audit and non-audit services provided by our independent accountant.

In performing its oversight functions in connection with our financial statements as of and for the year ended December 31, 2021, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management and our independent public registered accounting firm, including the quality of the accounting principles, and the reasonableness of significant judgments made in the preparation of the financial statements;

●	Discussed with the Company’s registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission;

●	Received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence;

●	Discussed with the independent auditors the independent auditors’ independence; and

●	Considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon the foregoing reports and discussions, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 28, 2022.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted by the Audit Committee of the Board,

/s/ Randall D. Keys (Chairman)

/s/ James W. Denny III

/s/ D. Stephen Slack

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EXECUTIVE AND DIRECTOR COMPENSATION

Our executive and director compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the most highly compensated executive officer other than the Chief Executive Officer and Chief Financial Officer who was serving as an executive officer of the Company at the end of December 31, 2021 (the Company had no executive officers other than the CEO as of December 31, 2021), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”) for the years ended December 31, 2021 and 2020.

Name and Position	Year	Salary	Bonus	Stock Awards(3)		Option Awards	All Other Compensation		Total

Ryan L. Smith	2021	$240,000	$800,000	$453,000	(6)	$-	$14,462	(2)	$1,507,462
CEO and CFO(1)	2020	$240,000	$240,000	$234,720	(7)	$-	$7,200	(2)	$721,920
Donald A. Kessel COO(4)	2021	$168,750	$150,000	$-		$-	$3,375	(5)	$322,125

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)	Mr. Smith was appointed Chief Executive Officer on December 10, 2019.
(2)	All Other Compensation for Mr. Smith in 2021 and 2020 is comprised of the employer 401(k) matching contributions and health plan reimbursement.
(3)	Stock awards for 2021 and 2020 reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and does not necessarily reflect the actual value that may be realized by the executive. For fiscal year 2021, the grant date fair value for restricted stock awards is based on the closing price of our Common Stock on January 21, 2021, the grant date for those awards, which was $4.53 per share. For fiscal year 2020, the grant date fair value for restricted stock awards is based on the closing price of our Common Stock on January 28, 2020, the grant date for those awards, which was $4.89 per share.
(4)	Mr. Kessel was hired April 1, 2021, as VP of Operations and was appointed Chief Operating Officer effective on January 5, 2022. Mr. Kessel was not an executive officer during 2021; however, due to his appointment as COO on January 5, 2022, his non-executive compensation for 2021 has been included in the table above.
(5)	All Other Compensation for Mr. Kessel in 2021 is comprised of employer 401(k) matching contributions.
(6)	Represents 100,000 shares of restricted common stock issued to Mr. Smith on January 21, 2021, which vest equally over a four year period, subject to Mr. Smith’s continued service to the Company.
(7)	Represents 48,000 shares of restricted common stock issued to Mr. Smith on January 28, 2020, which vested at the rate of 50% on January 28, 2021 and January 28, 2022.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information relating to the unexercised stock options and the unvested stock awards for the Named Executive Officers as of December 31, 2021. Each award to each Named Executive Officer is shown separately, with a footnote describing the award’s vesting schedule.

	Stock Option Awards					Restricted Stock Awards
	Number of Securities Underlying					Shares of Restricted Stock
	Unexercised Options			Option	Option	That Have Not Vested
Name	Exercisable		Unvested	Exercise Price	Expiration Date	Number	Market Value (2)

Ryan L. Smith	10,000	(1)	-	$11.60	11/10/2027	124,000	$405,480
Donald A. Kessel(3)	-		-	$-	-	-	$-

There were no unearned shares, units or other rights that have not vested as of December 31, 2021.

(1)	In November 2017, Mr. Smith was granted stock options to purchase 10,000 shares of common stock which are presently exercisable.
(2)	Calculated by multiplying the closing market price of the Company’s common stock at the end of the last completed fiscal year ($3.27 per share) by the number of shares of stock.
(3)	Mr. Kessel was hired April 1, 2021, as VP of Operations and was appointed Chief Operating Officer effective on January 5, 2022. Mr. Kessel was not an executive officer during 2021; however, due to his appointment as COO on January 5, 2022, he has been included in the table above.

Employment Agreements

Ryan L. Smith – Chief Executive Officer

The Company entered into an Employment Agreement with Mr. Ryan L. Smith on March 5, 2020. The term of Mr. Smith’s Employment Agreement commenced on March 5, 2020, and was to continue until January 1, 2021, provided that on January 1, 2021, the Employment Agreement automatically renewed for a successive term of one year. The Employment Agreement has since expired pursuant to its terms on January 1, 2022.

The Employment Agreement provided for Mr. Smith to serve as the Chief Executive Officer and “principal accounting officer” of the Company during the term of the agreement.

Mr. Smith’s employment agreement provided for (a) base salary of $240,000, which could be increased from time to time in the discretion of the Compensation Committee; (b) Mr. Smith’s right to earn a performance bonus in cash, subject to the satisfaction of applicable performance criteria established from time to time by the Compensation Committee or the Board, and based on the Compensation Committee’s or Board’s evaluation of the condition of Company’s business, the results of operations, Mr. Smith’s individual performance for the performance period, and the satisfaction by Mr. Smith or the Company of goals and milestones, or any combination thereof (“Performance Criteria”); and (c) subject to the satisfaction of applicable Performance Criteria and any other conditions required by the Compensation Committee or the Board, that Mr. Smith is eligible to receive an annual equity grant, in the discretion of the Compensation Committee or the Board. Mr. Smith may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

The Employment Agreement included customary confidentiality, non-disclosure, arbitration and assignment of inventions language. The Employment Agreement also included a customary six month non-compete obligation and a one-year non-solicitation obligation, following Mr. Smith’s termination of employment.

As a result of the termination of Mr. Smith’s employment agreement pursuant to its terms, and the fact that Mr. Kessel, our Chief Operating Officer is not party to an employment agreement with the Company, none of our executive officers are currently party to any employment agreements with the Company.

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As a result of the above, Mr. Smith’s and Mr. Kessel’s compensation may be set from time to time by the Board of Directors of the Company, or the Compensation Committee (including increases thereto, which need not be documented by formal agreement), and Mr. Smith and Mr. Kessel, in the discretion of the Board of Directors and/or Compensation Committee, may also grant bonuses from time to time to Mr. Smith and/or Mr. Kessel, in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

On January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee, and with Mr. Smith abstaining from the vote thereon) increased the base annual salary of Mr. Ryan L. Smith, the Chief Executive Officer of the Company, from $240,000 per year, to $300,000 per year. Mr. Smith was also expected to receive an equity award in connection with the increase in his salary. On January 17, 2022, the Board of Directors granted Mr. Smith, in consideration for services rendered and agreed to be rendered to the Company, 400,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Smith at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

On January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee) set the compensation of Mr. Kessel, the newly appointed Chief Operating Officer of the Company, at $240,000 per year. Mr. Kessel was also expected to receive an equity award in connection with his appointment as Chief Operating Officer. On January 17, 2022, the Board of Directors granted Mr. Kessel, in consideration for services rendered and agreed to be rendered to the Company, 128,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Kessel at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

Potential Payments Upon Termination or Change in Control

As discussed above, none of our executive officers are party to a current employment agreement with the Company and as such, none are eligible to receive certain severance benefits and change in control benefits upon a change in control.

Directors Compensation

Director Compensation Table

We generally use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to us as well as the skill level required of such directors. For the year ended December 31, 2021, all non-employee director compensation was paid in cash as shown below:

	Nature of Director Fees
Director Name	Director	Committee	Stock Awards(a)(4)	Total
James W. Denny III	$35,000	$-	$52,500	$87,500
Randall D. Keys	35,000	-	52,500	87,500
Javier F. Pico(1)	60,000	-	52,500	112,500
D. Stephen Slack	35,000	-	52,500	87,500
Ryan L. Smith(2)	-	-	-	-

Former Directors
Patrick E. Duke (3)	13,000	-	-	13,000

All directors as a group	$178,000	$-	$210,000	$388,000

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Option Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

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(a) Represents the fair value of the grant of shares of our Common Stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Mr. Pico received an additional $25,000 of director fees related to settlement of an arbitration claim with our former CEO. Mr. Pico resigned from the Board effective January 5, 2022.

(2)	Mr. Smith does not receive any additional compensation for serving on the Board of Directors other than the compensation described in the Summary Executive Compensation Table, above.

(3)	Mr. Duke resigned from the Board of Directors on January 27, 2021. Mr. Duke was paid an additional $13,000 in director fees during 2021.

(4)

As of December 31, 2021, the aggregate number of shares underlying unvested restricted stock shares held by each non-executive director serving on that date was as follows: Mr. Keys — 10,000; Mr. Denny — 10,000; Mr. Slack — 10,000; and Mr. Pico — 10,000. As of December 31, 2021, the aggregate number of shares underlying unexercised stock options held by each non-executive director serving on that date was as follows: Mr. Pico — 2,000.

Independent Director Compensation Policy

Each non-executive member of the Board of Directors will receive director compensation in accordance with the Company’s director compensation policies and practices, as they may be amended from time to time, which effective as of January 1, 2022 (as approved by the Board of Directors on January 5, 2022), include:

●	An annual cash retainer payable to each member of the Board of Directors of $75,000 ($150,000 as to the Chairman of the Board of Directors);
●	An annual cash payment payable to the Chairperson of (a) the Audit Committee of $20,000; (b) the Compensation Committee of $10,000; and (c) the Nominating Committee of $10,000; and
●	Long-term equity grants of shares of common stock of the Company, issuable to each member of the Board of Directors and the Chairman of the Board of Directors. Such 2022 long-term equity grants were finalized by the Board of Directors, and granted to the recipients, on January 17, 2022, and include the award of 200,000 restricted common stock shares to Mr. John A. Weinzierl, the Chairman of the Board of Directors of the Company; and 40,000 restricted common stock shares to each other non-executive member of the Board of Directors (including each newly appointed director as disclosed in the Original Report). Such restricted common stock shares were issued under the Company’s 2021 Equity Incentive Plan (the “Plan”), and vest to such persons at the rate of (a) 1/4th of such shares on the grant date, and (b) 1/4th of such shares on the last day of each six months thereafter for the following eighteen months, subject to each applicable recipients continued service to the Company, and subject to the terms of the Restricted Stock Award Agreements evidencing such awards.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and
●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

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EQUITY COMPENSATION PLAN INFORMATION

A summary of the combined activity in each of our equity incentive plans for the year ended December 31, 2021, is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by shareholders (1)	31,035	$62.79	13,500
Equity compensation plans not approved by shareholders	—	$—	—
Total	31,035	$62.79	13,500

(1)	Represents shares of common stock available for awards under the Amended and Restated 2021 Equity Performance Incentive Plan and 2021 Equity Incentive Plan.

Amended and Restated 2021 Equity Performance Incentive Plan

The Amended and Restated 2021 Equity Performance Incentive Plan (the “2021 Plan”) provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; (vi) performance shares and units; and (vii) other awards. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

A total of 1,000,000 shares were available for awards under the 2021 Plan, of which 13,500 shares remain available for future awards.

2021 Equity Incentive Plan

On June 24, 2021, the Company held its 2021 Annual Meeting of Shareholders at which the shareholders of the Company approved the adoption of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”).

The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) one million (1,000,000) shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031, in each case subject to the approval of the Board of Directors or the Compensation Committee on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) one million (1,000,000) shares; and (C) such smaller number of shares as determined by the Board of Directors or Compensation Committee (the “Share Limit”). Notwithstanding the above, no more than 10,000,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan. The 2021 Plan was originally approved by the Board of Directors of the Company on April 27, 2021, subject to shareholder approval. A total of 13,500 shares remain available for awards under the 2021 Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Employment

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

We have adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. An immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company, and (d) the family member is the most qualified candidate for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by us.

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of 5% or more of our Common Stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Audit Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

●	the size of the transaction and the amount of consideration that might be paid to a related person;

●	the nature of the interest of the applicable related person; and

●	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

●	the transaction likely will significantly benefit all shareholders, even though it will provide a benefit to the related parties; and

●	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Audit Committee may enlist outside sources to obtain information about the possibility of using third-party vendors’ goods and/or services.

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Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, “Executive Compensation” and “Directors Compensation”, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any shareholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

On January 21, 2021, the Board of Directors issued Mr. Ryan L. Smith, the Company’s Chief Executive Officer and Chief Financial Officer, 100,000 shares of common stock as a bonus, which shares vest equally over a four-year period.

On February 22, 2021, the Board of Directors granted each of the four independent members of the Board of Directors 10,000 shares of restricted common stock which vest in full on January 28, 2022, subject to such person’s continued service with the Company through such vesting date, in consideration for services rendered for the period from February 22, 2021 to January 28, 2022.

Pursuant to the Nominating and Voting Agreement, which is described in greater detail above under “General” – “Nominating and Voting Agreement Board and Board Appointment Rights”, each of Lubbock, which is co-beneficially owned by Mr. John A. Weinzierl, the Chief Executive Officer of Lubbock and a director of the Company; Sage Road, which is co-beneficially owned by Mr. Joshua Batchelor, the Managing Partner of Sage Road and a director of the Company; and Synergy, which is co-beneficially owned by Mr. Duane H. King, the Chief Executive Officer of Synergy and a director of the Company, were provided the right to designate for nomination to the Board two nominees (for so long as such Nominating Party holds at least 15% of the Company’s outstanding common stock) and one nominee (for so long as such Nominating Party holds at least 5% of the Company’s common stock), for appointment at any stockholder meeting or via any consent to action without meeting of the stockholders of the Company. The Nominating and Voting Agreement also requires the Board to include such nominees in the slate of directors up for appointment at each meeting of stockholders where directors will be appointed, and take other actions to ensure that such persons are elected to the Board by the stockholders of the Company. During the term of the Nominating and Voting Agreement, each Seller agreed to vote all securities of the Company which they hold in any manner as may be necessary to nominate and elect (and, if applicable, maintain in office) as a member of the Company’s Board, each of the Seller Nominated Persons and further to not remove any Seller Nominated Persons, unless such person is a Disqualified Person, described in greater detail above under “General” – “Nominating and Voting Agreement Board and Board Appointment Rights”.

On January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee, and with Mr. Smith abstaining from the vote thereon) increased the base annual salary of Mr. Ryan L. Smith, the Chief Executive Officer of the Company, from $240,000 per year, to $300,000 per year. Mr. Smith was also expected to receive an equity award in connection with the increase in his salary. On January 17, 2022, the Board of Directors granted Mr. Smith, in consideration for services rendered and agreed to be rendered to the Company, 400,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Smith at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

On January 5, 2022, and effective on January 1, 2022, the Board of Directors (with the recommendation of the Compensation Committee) set the compensation of Mr. Kessel, the newly appointed Chief Operating Officer of the Company, at $240,000 per year. Mr. Kessel was also expected to receive an equity award in connection with his appointment as Chief Operating Officer. On January 17, 2022, the Board of Directors granted Mr. Kessel, in consideration for services rendered and agreed to be rendered to the Company, 128,000 restricted common stock shares. Such restricted common stock shares were issued under the Plan, and vest to Mr. Kessel at the rate of (a) 1/4th of such shares on the grant date; and (b) 1/4th of such shares on each of the three anniversaries of the grant date, subject to his continued service to the Company, and subject to the terms of the Restricted Stock Award Agreement evidencing such award.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file reports of their ownership of, and transactions in, our Common Stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us we believe that all filings required to be made under Section 16(a) during 2021 were timely made.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, two Class III directors are to be elected to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating Committee has recommended, and the Board of Directors has selected, the following nominees for election: Duane H. King and Joshua Batchelor, both of whom are currently directors of our company. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. Mr. Joshua Batchelor, the Managing Partner of Sage Road, has been designated by Banner, as a director of the Company; and Mr. Duane H. King, the Chief Executive Officer of Synergy, has been designated by Synergy, as a director of the Company, pursuant to the terms of the Nominating and Voting Agreement described above under “General” - “Nominating and Voting Agreement and Board Appointment Rights”.

Directors

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our shareholders.

Our Current Directors consist of:

Name	Position	Age	Director Class	Director Since
John A. Weinzierl	Chairman	54	One	January 2022
D. Stephen Slack	Director	72	One*	December 2019
Randall D. Keys	Chairman	62	One*	December 2019
Ryan L. Smith	President, Chief Executive Officer and Chief Financial Officer and Director	39	Two	January 2021
James W. Denny III	Director	74	Two	December 2019
Duane H. King	Director	61	Three	January 2022
Joshua Batchelor	Director	45	Three	January 2022

* Up for appointment at the Annual Meeting.

The Company’s Board currently consists of seven directors. The Company’s Articles of Incorporation provide for the division of the Company’s Board into three classes as equal in number as the total number of members of the Board provided in the Bylaws permits. The Company’s Bylaws limit service of the independent directors to two three-year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional term.

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The nominees for election at the Annual Meeting are Duane H. King and Joshua Batchelor (each current members of the Board). Please see biographical information for the directors and the nominees below, under the heading “Business Experience of Directors” If approved by the shareholders, both nominees will serve terms that will expire at the 2025 annual meeting.

Business Experience of Directors

Set forth below is certain biographical information for each director and executive officer as of the date of this filing. The Nominating Committee selects director nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership and an understanding of our oil and natural gas exploration and production business. Our overall objective is to identify a group of directors that can best contribute to our long-term success. All of the directors, including the directors standing for re-election, discussed below are seasoned leaders who collectively bring to the Board a vast array of oil and natural gas industry, public company and private company and other business experience, all at the senior executive officer level, and who meet our director qualification standards. Among other attributes, the members of our Board possess a wide breadth of varied skills, experience and leadership in the natural resources and energy industries, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the Nominating Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each director are briefly described below. In addition, the directors represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and fresh perspectives, and have a demonstrated ability to work collaboratively with candid discussion.

Director Nominees

Duane H. King (Age 61) – Independent Director (Class Three)(Director Nominee). Mr. King has served as a member of the Board of Directors since January 2022. Mr. King has served as CEO of Synergy Offshore, LLC (which he co-founded) since October 2010. In 2002, Mr. King co-founded Synergy Oil & Gas, L.P. (“Synergy LP”). In 2010 and 2011, Synergy LP sold its assets, providing a successful exit to its private equity sponsor, Natural Gas Partners, while retaining interest in a midstream processing company and an exploration project. In 1991, Mr. King co-founded Synergy Oil & Gas, Inc and in 2001, successfully sold the company. From 1988 to May 1991, he served as an Associate with the Chase Manhattan Bank in the Energy Division in Houston and New York, specializing in energy corporate finance. From 1984 to 1986, Mr. King was a Production Engineer for Mitchell Energy & Development Corp. in Midland, Texas. His responsibilities with Mitchell included the design, arrangement and performance of completions and workovers and the direction of the daily operations of approximately 120 producing oil and gas wells. Mr. King is a member of The Chancellor’s Council Executive Committee and the Engineering Advisory Board for the University of Texas. Mr. King is also involved in numerous charity organizations and is currently the President of the Board of Yellowstone Academy, a school he helped establish, and has served on the Boards of Episcopal High School, Archway Academy, Presbyterian School, Houston Habitat for Humanity, Houston Producers Forum, and other organizations. Mr. King received his B.S. with honors in Petroleum Engineering from the University of Texas and obtained an MBA from the University of Texas where he was a Sord Scholar.

Qualifications: The Board has concluded that Mr. King’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

Joshua L. Batchelor (Age 45) – Independent Director (Class Three)(Director Nominee). Mr. Batchelor has served as a member of the Board of Directors since January 2022. Mr. Batchelor is a Co-Founder and Managing Partner of Sage Road Capital, a Houston-based lower middle market private equity fund focused on the upstream oil and gas sector, with over $200 million under management. Prior to founding Sage Road in 2012, Mr. Batchelor was a Principal at Quantum Energy Partners, a leading energy-focused private equity firm with over $6 billion of capital under management.

Mr. Batchelor also held positions with Behrman Capital, a middle market private equity firm focused on technology, healthcare and business services, and Morgan Stanley Capital Partners (now Metalmark Capital). Mr. Batchelor served as a director of Ridglea Energy, LLC from November 2015 to October 2020, which entity filed for Chapter 7 bankruptcy in October 2020 which bankruptcy is still pending. Mr. Batchelor holds a B.A. in Mathematical Methods in the Social Sciences and Economics with honors from Northwestern University.

Qualifications: The Board has concluded that Mr. Batchelor’s significant private equity and oil and gas experience qualifies him for service as a member of the Board of Directors.

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Continuing Directors

John A. Weinzierl (Age 54) – Independent Director (Class One)(Continuing Director - Chairman). Mr. Weinzierl has served as Chairman of the Board of Directors of the Company since January 2022. John A. Weinzierl is a founding partner of Katla Capital, a Houston based family office seeking to invest with entrepreneurs, business owners, management teams and other investors/sponsors in diversified industries, as well as other opportunistic investments in real estate and alternative asset classes. He also leads Katla Energy Holdings LLC, a company he founded in 2016, to own, operate and invest in energy assets and companies in North America. Mr. Weinzierl previously served as CEO of Memorial Resource Development LLC (MRD), a company he co-founded in 2011, from December 2011 to September 2016. While CEO, he expanded MRD’s oil and gas operations to six states, led the public listing of two subsidiary companies, Memorial Resource Development Corp. and Memorial Production Partners LP. Memorial Production Partners LP filed for Chapter 11 bankruptcy protection in January 2017, which bankruptcy was closed in May 2017 (Mr. Weinzierl served as Chief Executive Officer of Memorial Production Partners LP from December 2011 to September 2016). Prior to MRD, John was a partner and ran the Houston office of NGP Energy Capital Management, an energy-focused private equity firm, from 1999 to 2011. He sourced, structured and executed investments, monitored existing investments and led capital markets transactions in the upstream, midstream and oilfield services sectors. He began his career as a petroleum engineer for Conoco, Inc. and held positions of increasing responsibility in project teams located in the US, Congo (Brazzaville), Nigeria and Norway. Mr. Weinzierl is a licensed Professional Engineer (PE) in the State of Texas, and earned a B.S. in Petroleum Engineering and an MBA from the University of Texas at Austin, which recognized him as Sord Scholar, a Distinguished Alumnus from the Department of Petroleum Engineering and an Outstanding Young Engineering Graduate. He is currently a member and former chairman of the Engineering Advisory Board of the Cockrell School of Engineering at the University of Texas at Austin, was President of the Houston Producers Forum, serves on the Board of Trustees of Episcopal High School (Houston) and is President of the St. Francis Episcopal Church Endowment Fund.

Qualifications: The Board has concluded that Mr. Weinzierl’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

Randall D. Keys (Age 62) – Independent Director (Class One)(Continuing Director). Mr. Keys has served on the Board since December 2019. Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, a NYSE-listed exploration and production company, prior to his retirement in June 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG.

Qualifications: The Board has concluded that Mr. Keys’ broad experience in the energy industry qualifies him for service as an independent director. Further, his experience as a financial officer in public energy companies, experience with SEC reporting requirements and his education and prior certification as a CPA qualifies him to serve as an Audit Committee Financial Expert.

D. Stephen Slack (Age 72) – Independent Director (Class One)(Continuing Director). Mr. Slack has served on the Board since December 2019 and served as Chairman of the Board of Directors from December 2019 to January 2022. Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its affiliate South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee’s designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor’s degree from the University of Southern California and his Master of Business Administration (M.B.A.) from Columbia University.

Qualifications: The Board has concluded that Mr. Slack’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

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James W. Denny III (Age 74) – Independent Director (Continuing Director) (Class Two). Mr. Denny has served on the Board since December 2019. Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy from April 2018 to July 2019. Mr. Denny served as Vice President at Siltstone from January 2016 to March 2018 and as Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division from 2007 to September 2015. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering.

Qualifications: The Board has concluded that Mr. Denny’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Ryan L. Smith (Age 39) – Director (Continuing Director) (Class Two), Chief Executive Officer and Chief Financial Officer. Mr. Smith has served as the Company’s Chief Executive Officer since December 2019 and as the Company’s Chief Financial Officer since May 2017. Mr. Smith consulted for the Company from January 2017 to May 2017. Prior to this position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Emerald Oil Inc. filed for bankruptcy protection in March 2016 and emerged in November 2016. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

Qualifications:

The Board has concluded that Mr. Smith’s experience with the day to day operations of our business qualify him for service as a director.

Board Recommendation

The Board recommends you vote “FOR” the director nominee contained in Proposal 1. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the election of Duane H. King and Joshua Batchelor as the Class Three directors of the Company to serve until the third succeeding annual meeting of shareholders to be held in 2025 and until their successor(s) have been duly elected or appointed and qualified.”

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board seeks shareholder ratification of the Audit Committee’s engagement and appointment of Plante & Moran PLLC (“Plante Moran”), certified public accountants, to act as the independent registered public accounting firm for the audit of our financial statements for the year ending December 31, 2022. The Audit Committee has not determined what action, if any, would be taken should the appointment of Plante Moran not be ratified at the meeting. A representative from Plante Moran is not expected to be present at the Annual Meeting, but if a representative from Plante Moran is present, they will be provided the opportunity to make a statement at the meeting.

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Principal Accounting Fees and Services

The Audit Committee approves the terms of engagement before we engage the audit firm for audit and non-audit services, except as to engagements for services outside the scope of the original terms, in which instances the services are provided pursuant to pre-approval policies and procedures established by the Audit Committee. These pre-approval policies and procedures are detailed as to the category of service and the Audit Committee is kept informed of each service provided. These policies and procedures, and the work performed pursuant thereto, do not include any delegation to management of the Audit Committee’s responsibilities under the Exchange Act.

Plante Moran, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2021 and 2020, charged the following fees related to our 2021 and 2020 financial statements through March 31, 2022, all of which were approved by the Audit Committee:

	2021	2020
Audit fees	$184,818	$258,595
Audit-related fees	63,178	59,590
Tax fees	-	-
All other fees (1)	8,420	49,597
Total	$256,416	$367,782

(1) All other fees relate to review of registration statements filed by the Company during the year ended December 31, 2021 and December 31, 2020, respectively.

Relationship with Independent Accountants

Each audit report of Plante Moran on the Company’s financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2021, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2021, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K concerning Plante Moran, except that for the years ended December 31, 2021 and 2020, material weaknesses existed in our internal control over financial reporting, as described in Item 9A to our annual reports on Form 10-K for each such year.

Board Recommendation

The Board recommends you vote “FOR” Proposal 2. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders ratify the Audit Committee’s appointment of Plante & Moran PLLC, certified public accountants, to act as the auditors of the Company’s financial statements for the year ending December 31, 2022.”

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General Information

In accordance with the requirements of Section 14A of the Exchange Act, our shareholders are entitled to cast an advisory “say-on-pay” vote at the Annual Meeting to approve the compensation of the Company’s executive officers named in the “Summary Compensation Table”, as disclosed in this Proxy Statement above under “Executive And Director Compensation”. We currently hold an advisory vote on executive compensation every year. We last held a vote on the frequency of future votes on “say-on-pay” approval of executive compensation at our 2017 Annual Meeting; and we are also seeking approval of a vote on future “say-on-pay” frequency votes at this Meeting, as discussed below. At the 2021 annual shareholders’ meeting, the outcome of the say-on-pay vote was 1,093,184 votes for, 64,973 votes against, 35,339 votes abstaining, and 1,143,351 broker non-votes.

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As an advisory vote, the result of the vote on this Proposal 3 is not binding on the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for Named Executive Officers referenced in the “Summary Compensation Table”.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board recommends you vote for Proposal 3. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our Named Executive Officers for 2021 as disclosed in the Proxy Statement for U.S. Energy’s 2022 Annual Meeting of Shareholders pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

PROPOSAL 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF

HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

General Information

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our shareholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Shareholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board and Compensation Committee intend to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every year. Currently, advisory votes on the compensation of our named executive officers are held every one year. We believe that an advisory vote every year will be the most effective timeframe for the Company to respond to shareholders’ feedback and provide the Company with sufficient time to engage with shareholders to understand and respond to the vote results.

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With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, shareholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote (i.e., a plurality of such votes) will be considered approved by the Company’s shareholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “1 YEAR” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is adopted by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our shareholders, the Board and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our shareholders.

After the current vote on the frequency of holding advisory votes on executive compensation, the Company’s policy will be to provide shareholders with an opportunity to vote on the frequency of holding future advisory votes on executive compensation every six years at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2028 annual meeting of shareholders.

In the annual meeting Form 8-K required to be filed within four business days of the Annual Meeting, the Company is required to report shareholder voting results on the say-on-frequency proposal and either in the same Form 8-K, or in a subsequently filed Form 8-K/A (due on or before the earlier of 150 days after the annual meeting and 60 days before the next Rule 14a-8 shareholder proposal deadline, as disclosed herein), the Company is required to report its decision in light of the shareholder advisory vote about how frequently say-on-pay votes will be held over the next six years.

Board Recommendation

The Board recommends you vote for “One year” for Proposal 4.

PROPOSAL 5: APPROVAL OF THE U.S. ENERGY CORP. 2022 EQUITY INCENTIVE PLAN

General Information

At the Annual Meeting, shareholders are requested to approve and adopt the Company’s 2022 Equity Incentive Plan, which we refer to as the 2022 Plan.

The following is a summary of the principal features of the 2022 Plan. This summary does not purport to be a complete description of all of the provisions of the 2022 Plan. It is qualified in its entirety by reference to the full text of the 2022 Plan, as proposed to be ratified, which is included as Appendix A to this proxy statement.

Why We Are Asking Our Shareholders to Approve the 2022 Plan

Currently, we maintain the 2021 Equity Incentive Plan, which we refer to as the 2021 Plan, to grant equity awards to our employees, non-employee directors and consultants and the 2021 Plan only has 13,500 shares remaining available for grant of awards. We are seeking shareholder approval of the 2022 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent. If the 2022 Plan is approved by our shareholders, we do not anticipate granting any additional awards under the 2021 Plan.

General Information About The 2022 Plan

On April 18, 2022, the Board of Directors adopted the 2022 Plan, subject to approval and adoption by the shareholders of the Company at the Annual Meeting (i.e., such 2022 Plan is not effective until adopted by the shareholders of the Company).

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The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2022 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) three million (3,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2023 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 1,500,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 10,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 10,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

If an award granted under the 2022 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2022 Plan. As a result, the shares available for granting future awards under the 2022 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2022 Plan in connection with awards previously granted under such 2022 Plan will again be available for awards under the 2022 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2022 Plan.

The shares available for awards under the 2022 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2022 Plan. The 2022 Plan is administered by either (a) the entire Board of Directors of the Company, or (b) the Compensation Committee; or (b) as determined from time to time by the Board of Directors (the “Administrator”). Subject to the terms of the 2022 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2022 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2022 Plan.

The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

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On or after the date of grant of an award under the 2022 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2022 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2022 Plan only to our employees (including our affiliates).

As of April __, 2022, we had 25 employees, 6 non-employee directors and 2 consultants.

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $300,000, or $1,000,000 in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.01 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2022 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, shareholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2022 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to shareholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

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Options granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2022 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2022 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option [if it is a non-qualified option]; or (v) other legal consideration approved by the administrator.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2022 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the recipient’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv) the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the recipient’s material violation of any provision of any agreement(s) between the recipient and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

Restricted Stock Unit Awards

Restricted stock unit (RSU) awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

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Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2022 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement.

The administrator determines the term of stock appreciation rights granted under our 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

Our 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by our board of directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our board of directors at the time the performance award is granted, our board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

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Other Stock Awards

The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions

In the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

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Change in Control

Stock awards granted under our 2022 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

The Administrator has the right, to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option or SAR; (2) the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A) a new option, SAR, restricted stock award, RSU award or other award, under the 2022 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Duration; Termination of the 2022 Plan

Our board of directors has the authority to amend, suspend, or terminate our 2022 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No incentive stock options may be granted after the tenth anniversary of the date our board of directors adopted our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2022 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-Statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2022 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

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Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Awards planned under the 2022 Plan

There are no current plans to issue any awards under the 2022 Plan at this time.

Required Vote

Provided a quorum of at least a majority of the issued and outstanding shares of Common Stock is present (in person or by proxy), this proposal will be approved if the votes cast favoring the proposal exceeds the votes cast opposing the proposal. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will not have an effect on the proposal.

Board Recommendation

The Board recommends you vote for Proposal 5. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve and ratify the adoption of the U.S. Energy Corp. 2022 Equity Incentive Plan.”

PROPOSAL 6: APPROVAL OF THE REINCORPORATION OF U.S. ENERGY CORP. FROM A WYOMING CORPORATION TO A DELAWARE CORPORATION

Information on Reincorporation Proposal

What is the Reincorporation Proposal?

On [●], 2022, our Board approved a proposal (this “Reincorporation Proposal”), to change the state of incorporation of our company from Wyoming to Delaware (the “Reincorporation”). The Board believes that the Reincorporation can improve corporate governance, reduce administrative costs and enhance long-term shareholder value.

The choice of state of domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state law and judicial interpretations of state law to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for the corporation, including mergers, acquisitions, and divestitures. After careful consideration of these and other factors as discussed more fully below, our Board believes that it is in the best interest of our company and our shareholders to complete the Reincorporation.

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Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion in the form appended to this Proxy Statement as Appendix B (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that at least a majority of the shares entitled to vote at the annual meeting are voted in favor of this Proposal No. 6, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of Wyoming, a Certificate of Transfer, substantially in the form appended to this Proxy Statement as Appendix C (the “Wyoming Certificate of Transfer”) and filing with the Secretary of State of the State of Delaware of (i) a certificate of conversion substantially in the form appended to this Proxy Statement as Appendix D (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern USEG-Delaware as a Delaware corporation, in the form appended to this Proxy Statement as Appendix E (the “Delaware Charter”). In addition, assuming that our shareholders approve this Proposal No. 6, upon effectiveness of the Reincorporation and pursuant to the Plan of Conversion, the bylaws for USEG-Delaware will be in the form appended to this Proxy Statement as Appendix F (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of USEG-Delaware based upon provisions of the DGCL, substantially in the form appended to this Proxy Statement as Appendix G (the “Delaware Indemnification Agreement”). Approval of this Proposal No. 6 by our shareholders will constitute approval of the Plan of Conversion, the Wyoming Certificate of Transfer, the Delaware Certificate of Conversion, the Delaware Charter, the Delaware Bylaws and the Delaware Indemnification Agreement, each subject to non-material technical, administrative or similar changes and modifications.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our shareholders. If the Reincorporation is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Delaware Secretary of State and the Secretary of State of the State of Wyoming, as applicable) of the Wyoming Certificate of Transfer, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or the effective date of the Wyoming Certificate of Transfer, Delaware Certificate of Conversion and Delaware Certificate of Incorporation, if not effective upon filing.

The Company prior to the Reincorporation, as domiciled in Wyoming, is sometimes referred to below as “USEG-Wyoming” and the Company after the Reincorporation, as domiciled in Delaware, is sometimes referred to below as “USEG-Delaware.”

Effects of Reincorporation

Apart from being governed by the Delaware Charter, the Delaware Bylaws and Delaware law, for all other purposes, our company will be the same entity as our company immediately prior to the reincorporation, other than certain other changes to our organizational documents as set forth in the Delaware Charter and Delaware Bylaws. By virtue of the reincorporation, all of the rights, privileges and powers of our company, all property owned by our company, all debts due to our company and all other causes of action belonging to our company immediately prior to the reincorporation will remain vested in our company following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of our company immediately prior to the reincorporation will remain attached to our company following the reincorporation. The reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

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Where can I find information on the Reincorporation Proposal?

Shareholders are urged to read this proxy statement carefully for information regarding the Reincorporation Proposal, including the related appendices referenced below and attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the following reincorporation documents attached as appendices to this proxy statement: the Delaware Charter, in the form attached hereto as Appendix E, and the Delaware Bylaws to be effective after the Reincorporation, in the form attached hereto as Appendix F. Copies of our Amended and Restated Wyoming Articles of Incorporation, as amended (the “Wyoming Charter”) and our Wyoming Amended and Restated Bylaws (the “Wyoming Bylaws”), each as currently in effect, are filed publicly as exhibits to our periodic reports and are also available for inspection at our principal office. Copies will be sent to shareholders free of charge upon written request to our Corporate Secretary at 1616 Voss, Suite 725, Houston, Texas 77057.

Why did our Board choose Delaware over other jurisdictions?

We believe that it is well established that the State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations. Our Board believes that the most important criterion in comparing jurisdictions is the existence of a highly developed and predictable corporate law that will guide management and our Board of Directors in addressing the complex and varied decisions faced by public companies. We believe that no other jurisdiction in the United States satisfies this criterion to the same extent as Delaware. In particular, relative to our current domicile in Wyoming or a domicile in any other state, we believe Delaware will offer us greater predictability and clarity due to characteristics that are unique to the state, which are further discussed below.

Predictability, Flexibility and Responsiveness of Delaware Law

Delaware courts have established a jurisprudence that is widely regarded as significantly more thorough and broadly applied with respect to principles of corporate governance than any other state’s courts, including the courts in Wyoming. As a result, corporations domiciled in Delaware have an advantage over companies organized under the laws of other states, because Delaware corporations can draw upon these firmly established and consistently interpreted principles when making business and legal decisions.

We believe that Delaware is a leading domicile for U.S. corporations, with more than 1,000,000 businesses making Delaware their legal home according to the Delaware Division of Corporations, which further reports that more than 66% of the Fortune 500 have chosen Delaware as their legal home.

Because of the large number of major corporations domiciled in Delaware, Delaware courts often take the lead in reviewing and deciding important new issues relating to corporate governance and rights and obligations of shareholders and corporations. As Delaware courts were among the first and most influential to address these issues, many corporations in Wyoming and other states have looked to Delaware laws for guidance on these issues. The Board believes that the clarity provided on these issues is ultimately beneficial to the Company and its shareholders because it establishes more reliable guidance for corporate governance decisions.

Delaware’s court system also provides swift and efficient resolutions in corporate litigation. Delaware has a specialized Court of Chancery that reviews and decides corporate law cases, and appeals to Delaware’s Supreme Court can often be decided quickly. In addition, Delaware has adopted the Delaware Rapid Arbitration Act, which provides a streamlined arbitration process that allows for prompt, cost-effective resolution of business disputes.

We have identified the following key benefits of Delaware’s corporate legal framework that will be available to the Company after the Reincorporation:

●	DGCL is generally acknowledged to be the most advanced and flexible state corporate statute in the United States;

●	The Delaware Court of Chancery routinely handles cases involving complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by other courts in the country;

●	The Delaware Supreme Court is well regarded and is timely and highly responsive in cases involving complex corporate issues;

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●	The well-established body of case law construing Delaware law has developed over the last century and provides businesses with a greater predictability on numerous issues than the case law of most, if not all, other jurisdictions, including, but not limited to, Wyoming;

●	The Delaware legislature each year considers and adopts statutory amendments in an effort to ensure that the Delaware corporate statute continues to be responsive to the changing needs of businesses; and

●	Delaware has a user-friendly Office of Secretary of State that facilitates filings and interactions and often reduces (as compared to other states) complications and delays that can arise in time sensitive transactions.

Ability to Have the Delaware Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters

To ensure that we get the full benefits of Delaware’s corporate legal framework, the Board has decided to include in the Delaware Charter a provision providing that the Delaware Courts are the exclusive forum for the adjudication of certain legal actions.

The Delaware Charter provides that unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee or shareholder of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of DGCL, our Delaware Charter or Delaware Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine.

The choice of forum provision in our Delaware Charter does not waive our compliance with our obligations under the federal securities laws and the rules and regulations thereunder. Moreover, the provision does not apply to suits brought to enforce a duty or liability created by the Exchange Act or by the Securities Act. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts with respect to suits brought to enforce a duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain claims under the Securities Act.

Notwithstanding the above, to prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, our Delaware Charter provides that unless the Company consents, the U.S. federal district courts will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, there is uncertainty as to whether a court would enforce such a provision. While the Delaware courts have determined that choice of forum provisions of the type included in our Delaware Charter are facially valid, a shareholder may nevertheless seek to bring a claim in a venue other than those designated in our exclusive forum provision. In such instance, to the extent applicable, we would expect to vigorously assert the validity and enforceability of our exclusive forum provision. This may require additional costs associated with resolving such action in other jurisdictions and there can be no assurance that the provisions will be enforced by a court in those other jurisdictions.

These exclusive forum provisions may limit the ability of the Company’s shareholders to bring a claim in a judicial forum that such shareholders find favorable for disputes with the Company or the Company’s directors or officers, which may discourage such lawsuits against the Company and the Company’s directors and officers. Alternatively, if a court were to find one or more of these exclusive forum provisions inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings described above, we may incur additional costs associated with resolving such matters in other jurisdictions or forums, which could materially and adversely affect our business, financial condition or results of operations.

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These exclusive forum provisions contained in the Delaware Charter are intended to assist us in avoiding multiple lawsuits in multiple jurisdictions on matters relating to the corporate law of Delaware, which will be our state of incorporation if the Reincorporation Proposal is approved. We believe that the exclusive forum provision in the Delaware Charter will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. Any of these could expose us to increased expenses or losses.

The exclusive forum provision contained in the Delaware Charter would only regulate the forum where our shareholders may file claims relating to the specified intra-corporate disputes. The exclusive forum provision does not contain any restrictions on the ability of our shareholders to bring such claims, nor the remedies available if such claims are ultimately successful; rather it attempts to prevent us from being forced to waste corporate assets defending against duplicative suits.

Although the Board of Directors believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes serves our best interests and our shareholders as a whole, the Board of Directors also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the Board of Directors determines that our interests and those of our shareholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery, the exclusive forum provision in the Delaware Charter permits us to consent to the selection of such alternative forum.

The Board of Directors believes that our shareholders will benefit from having intra-corporate disputes litigated in the Delaware Court of Chancery. Although some plaintiffs might prefer to litigate such matters in a forum outside of Delaware because they perceive another court as more convenient or more favorable to their claims (among other reasons), the Board of Directors believes that the substantial benefits to us and our shareholders as a whole from designating the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes outweigh these concerns. The Delaware Court of Chancery is widely regarded as the preeminent court for the determination of disputes involving a corporation’s internal affairs in terms of precedent, experience and focus. The Court’s considerable expertise has led to the development of a substantial and influential body of case law interpreting Delaware’s corporate law. This provides us and our shareholders with more predictability regarding the outcome of intra-corporate disputes. In addition, the Delaware Court of Chancery has developed streamlined procedures and processes that help provide decisions for litigating parties on a relatively expedited basis. This accelerated schedule can limit the time, cost, and uncertainty of litigation for all parties. Furthermore, there is a significant risk that allowing shareholders to bring such highly sophisticated matters in forums with little familiarity or experience in corporate governance leaves shareholders at risk that foreign jurisdictions may misapply Delaware law.

Without the exclusive forum provision in the Delaware Charter, we remain exposed to the possibility of plaintiffs using the Company’s more diverse operational base to bring claims against us in multiple jurisdictions or choosing a forum state for litigation that may not apply Delaware law to our internal affairs in the same manner as the Delaware courts would be expected to do so.

What are the material differences between Delaware law and Wyoming law?

Because of differences between the Wyoming Business Corporation Act (the “WBCA”) and the DGCL, as well as differences between our Wyoming Charter and Wyoming Bylaws and Delaware Charter and Delaware Bylaws, before and after the Reincorporation, respectively, the Reincorporation will effect some changes to the rights of our shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the WBCA and the DGCL, the Wyoming Charter and the Delaware Charter, and the Wyoming Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Bylaws, on the one hand, and the WBCA and the Wyoming Charter and Bylaws on the other hand. The summary below is qualified in its entirety by reference to the WBCA, the Wyoming Charter, the Wyoming Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

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Authorized Capital Stock

Delaware Provisions

The authorized capital stock pursuant to our Delaware Charter will consist of 245,000,000 authorized shares of common stock, $0.01 par value per share, and 5,000,000 authorized shares of ‘blank check’ preferred stock, $0.01 par value per share, to be designated from time to time with the approval of the board of directors and having such voting rights and other rights to be accorded to any unissued series of preferred stock by the board of directors

Our shareholders of our common stock will continue to be entitled to one vote for each share on all matters voted on by shareholders. Unlike under our Wyoming Charter, the holders of our common stock will not have any cumulative voting rights. Holders our of common stock will also not have any conversion, redemption or preemptive rights. The holders of our common stock will be entitled to such dividends as may be declared from time to time by our Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of our company available for distribution to such holders.

Our Delaware Charter will not include the designation of any series of preferred stock, which will effectively result in the termination of our previously designated Series A Convertible Preferred Stock and Series P preferred stock.

Wyoming Provisions

Our current Wyoming Charter authorizes an unlimited number of shares of common stock, $0.01 par value per share and 100,000 shares of ‘blank check’ preferred stock, $0.01 par value per share, to be designated from time to time with the approval of the board of directors and having such voting rights and other rights to be accorded to any unissued series of preferred stock by the board of directors.

Our Wyoming Charter provides for the designation of 50,000 shares of Series A Convertible Preferred Stock (none of which are outstanding) and 50,000 shares of Series P preferred stock (none of which are outstanding).

Shareholders of our common stock are entitled to one vote for each share on all matters voted on by shareholders, except that our shareholders can cumulate votes for directors. Holders of our common stock have no conversion, redemption or preemptive rights. Holders of our common stock are entitled to such dividends as may be declared from time to time by our Board of Directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of our company available for distribution to such holders.

Blank Check Stock

The Wyoming Charter and the Delaware Charter both authorize the Board to issue shares of stock in series with such preferences, limitations and other characteristics as determined by the Board. The Board does not currently intend to seek shareholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for shareholder approval of a specific issuance would be a detriment to USEG-Delaware and its shareholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of USEG-Delaware and its shareholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of USEG-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of USEG-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in USEG-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of USEG-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of USEG-Delaware opposing a hostile tender offer or other attempt to obtain control.

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Number of Directors; Election; Removal; Filling Vacancies

Delaware Provisions

The DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

The Delaware Bylaws provide that, subject to the rights of the holders of any series of the Company’s preferred stock (“Preferred Stock Directors”) under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the board of directors, but shall consist of not less than one (1) nor more than fifteen (15) directors (exclusive of Preferred Stock Directors).

A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may only be filled by the affirmative vote of a majority of the directors then in office.

With limited exceptions applicable to classified boards and cumulative voting provisions, under the DGCL directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors. Under the DGCL, directors may not be removed by the board of directors.

The Delaware Charter are consistent with the above provisions of the DGCL; provided that because we have a classified board of directors (as discussed below), directors may only be removed by shareholders holding a majority of the shares then entitled to vote in an election of directors for cause.

The DGCL provides that the directors of any corporation organized under DGCL may, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the shareholders, be divided into 1, 2 or 3 classes; the term of office of those of the first class to expire at the first annual meeting held after such classification becomes effective; of the second class 1 year thereafter; of the third class 2 years thereafter; and at each annual election held after such classification becomes effective, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. The certificate of incorporation or bylaw provision dividing the directors into classes may authorize the board of directors to assign members of the board already in office to such classes at the time such classification becomes effective.

Like our Wyoming Charter, as discussed below, the Wyoming Charter provides for three classes of directors, each serving for a term expiring at the third annual meeting of shareholders following his or her appointment and until his or her successors have been duly elected or appointed and qualified or until death, resignation or removal, except for directors being elected solely by a series of preferred stock, if the resolution defining the rights of such series of preferred stock specifically states that the directors being elected by the holders of that series of preferred stock shall be elected to serve only until the next annual meeting of shareholders and until their successors have been duly elected and qualified or until death, resignation or removal. Upon effectiveness of the Reincorporation the current members of the Board will retain the same class designations as they had prior to the Reincorporation.

The Delaware Charter provides for no limits on the terms of independent directors.

Wyoming Provisions

The WBCA provides that a board of directors shall consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or the bylaws.

The articles of incorporation or bylaws may establish a variable range for the size of the board of directors by fixing a minimum and maximum number of directors. If a variable range is established, the number of directors may be fixed or changed from time to time within the minimum and maximum, by the shareholders or the board of directors. After shares are issued, only the shareholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa.

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The Wyoming Bylaws currently provide that the number of directors of the Company shall be seven, provided that the number may be increased or decreased from time to time by an amendment to the Wyoming Bylaws or by resolution adopted by the board of directors.

With limited exceptions applicable to classified boards and cumulative voting provisions, the WBCA provides that the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed with or without cause.

The Wyoming Bylaws limit service of the independent directors to two three-year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional term.

The Wyoming Bylaws provide that vacancies may be filled at any meeting of the directors. The WBCA provides that, unless otherwise provided in the corporation’s articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the shareholders. Under the WBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. Like the DGCL, the WBCA specifically provides that if a vacant office was held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

The WBCA provides that the articles of incorporation may provide for staggering the terms of directors by dividing the total number of directors into two or three groups, with each group containing as close to one-half or one-third of the total as practicable. In that event, the terms of directors in the first group expire at the first annual shareholders’ meeting after their election, the terms of the second group expire at the second annual shareholders’ meeting after their election, and the terms of the third group, if any, expire at the third annual shareholders’ meeting after their election. At each annual shareholders’ meeting held thereafter, directors shall be chosen for a term of two years or three years, as the case may be, to succeed those whose terms expire.

The Wyoming Charter provides for three classes of directors, each serving for a term expiring at the third annual meeting of shareholders following his or her appointment and until his or her successors have been duly elected or appointed and qualified or until death, resignation or removal, except for directors being elected solely by a series of preferred stock, if the resolution defining the rights of such series of preferred stock specifically states that the directors being elected by the holders of that series of preferred stock shall be elected to serve only until the next annual meeting of shareholders and until their successors have been duly elected and qualified or until death, resignation or removal.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting.

Wyoming Provisions

The WBCA provides that shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The Wyoming Charter provides for cumulative voting in the election of directors.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (1) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (2) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (3) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66-2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

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Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude us from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring us to negotiate in advance with our Board of Directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

The Delaware Charter provides that the Company shall not be governed by Section 203 of the DGCL.

Wyoming Provisions

Under the Wyoming Management Stability Act (“WMSA”), subject to certain exceptions, a “qualified corporation” is prohibited from engaging in a “combination” with an “interested shareholder” for three years following the date that such person becomes an interested shareholder unless (i) prior to the time the shareholder became an interested shareholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder; or (ii) on or after the time the shareholder became an interested shareholder, the combination is approved by the board of directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least two-thirds (2/3) of the outstanding voting stock which is not owned by the interested shareholder. A “qualified corporation” is a large publicly-traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations” in Wyoming (as set forth in the Wyoming Statutes). With certain exceptions, an interested shareholder is a person or group that owns fifteen-percent (15%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of fifteen-percent (15%) or more of such voting stock at any time within the previous three years. A Wyoming corporation may elect not to be governed by the above provision by either a specific provision in its articles of incorporation, through a statement in its bylaws that the corporation elects not to be subject to the restrictions in Section 17-18-104(b) of the WBCA, or by filing a statement making the election with the Wyoming Secretary of State.

Neither the Wyoming Charter nor the Wyoming Bylaws exclude USEG-Wyoming from the above restrictions, nor has the Company otherwise elected not to be subject to such restrictions.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

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The Delaware Charter provides that, to the fullest extent permitted by law, directors shall not be personally liable to the Company or to its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by DGCL as the same now exists or hereafter may be amended. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.

Wyoming Provisions

The WBCA provides that no director shall be personally liable to the Company or its shareholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. Under the WBCA, a director may not be exculpated from liability for dealings relating to (i) actions taken which were not in good faith; (ii) decisions which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation or decisions that the director was not informed to a reasonable extent given the circumstances; (iii) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (iv) a sustained failure by the director to devote attention to the affairs of the corporation; or (v) unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit.

The Wyoming Charter provides that, directors shall not be personally liable to the Company or to its shareholders for monetary damages for any breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable by reason that the director (i) has breached his duty of loyalty to the Corporation or its shareholders, (ii) has not acted in good faith or, in failing to act, has not acted in good faith, (iii) has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, has acted in a manner involving intentional misconduct or a knowing violation of law, or (iv) has derived an improper personal benefit.

Indemnification of Officers and Directors

Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Charter provides that to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, we shall indemnify and hold harmless directors, officers and agents who are or were made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and that we may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the Company. The Delaware Charter provides that we are authorized to indemnify our directors, officers and agents to the maximum extent permitted by applicable law through bylaw provisions or agreements with such persons.

Wyoming Provisions

Like the DGCL, the WBCA generally permits indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. The WBCA mandates that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Neither the DGCL nor the WBCA permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Under the WBCA, a corporation may not indemnify a director in connection with a proceeding, except for reasonable expenses incurred in connection with the proceeding, unless it is determined that the director has acted in good faith, with a reasonable belief that the director’s conduct is in the best interests of the corporation and no reasonable cause to believe conduct was unlawful.

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Special Meetings of Shareholders

Delaware Provisions

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that the board of directors, the chairman of the board of directors, the President, a majority of the members of the board of directors, or a committee of the board of directors duly designated and whose powers and authority include the power to call meetings may call special meetings of the shareholders of the Company at any time for any purpose or purposes. Special meetings of the shareholders of the Company may also be called by the holders of at least a majority of all shares entitled to vote at the proposed special meeting.

Wyoming Provisions

The WBCA provides that a special meeting of shareholders can be called by either (i) those persons authorized to do so by the articles of incorporation or bylaws; or (ii) the holders of at least ten percent of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting, if they sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held. However, the articles of incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent of all the votes entitled to be cast on any issue proposed to be considered.

The Wyoming Bylaws provide that special meetings of the shareholders for any purpose, unless otherwise provided for by statute, may be called by the Company’s President or by the board of directors. The President shall call a special meeting upon receipt by the Company’s Secretary of one or more written demands of the holders of twenty-five percent of all the votes entitled to be cast at the proposed special meeting.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

Wyoming Provisions

Under the WBCA, amendments to the certificate of incorporation, other than ministerial amendments, which may be authorized by the directors without shareholder action, require the approval of the directors and the approval of the shareholders at a meeting at which a quorum exists, and, if any class or series of shares is entitled to vote as a separate group on the amendment, except as provided in Section 17-16-1004(c) of the WBCA, the approval of each such separate voting group at a meeting at which a quorum of the voting group exists, unless the articles of incorporation or bylaws require a different proportion.

Under the WBCA, if a corporation has issued shares, an amendment to its articles of incorporation shall be adopted by the board of directors and, subject to certain limited exceptions, submitted to the shareholders for their approval. The board of directors shall also transmit to the shareholders a recommendation that the shareholders approve the amendment, unless the board of directors makes a determination that because of conflict of interest or other special circumstances it should not make such a recommendation in which case the board of directors shall transmit the basis for that determination to the shareholders. The board of directors may condition its submission of the amendment to the shareholders on any basis.

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The Wyoming Charter does not depart from the WBCA, except that (i) the affirmative vote of the holders of 75% of the total votes of the shares entitled to vote generally in the election of directors (considered for this purpose as one class) is required to amend, alter, change or repeal those provisions of the Wyoming Charter relating to the Company’s classified board and (ii) the Wyoming Charter cannot be amended in any manner which would alter or change the powers, preferences or special rights of the Series P Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series P Preferred Stock, voting together as a single class.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter provides that in furtherance, and not in limitation, of the powers conferred upon it by law, the Board is expressly authorized and empowered to amend, alter, change, adopt or repeal the Delaware Bylaws; provided, however, that no Bylaws adopted shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

The Delaware Bylaws may also be amended by the shareholders, by the majority vote of the Company’s shareholders.

Wyoming Provisions

Under the WBCA, shareholders may amend the bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors are also permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless the bylaws prohibit the directors from doing so. An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

The Wyoming Bylaws may be altered, amended, repealed or replaced by new bylaws by the board of directors at any regular or special meeting of the board of directors or by the majority vote of the Company’s shareholders.

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Wyoming Provisions

Under the WBCA, a parent corporation that owns shares of a subsidiary corporation that carry at least 80% of the voting power of each class and series of the outstanding shares of a subsidiary that have voting power may merge the subsidiary into itself or into another such subsidiary, or merge itself into the subsidiary, without approval of the board of directors or shareholders of the subsidiary, unless the articles of incorporation of any of the corporations otherwise provide, and unless, in the case of a foreign subsidiary, approval by the subsidiary’s board of directors or shareholders is required by the laws under which the subsidiary is organized.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

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Wyoming Provisions

Unless the articles or bylaws of the corporation provide otherwise, a board of directors may create committees to perform the functions of the board of directors. However, a committee may not, unless specifically authorized by the board of directors, authorize distributions, unless the amount of the distribution is prescribed by formula or within the limits set by the board of directors. Additionally, a committee may not approve or propose shareholder actions that require shareholder approval or fill vacancies on the board of directors. The creation of the committee and appointment of the committee members shall be approved by the greater of a majority of the directors or the number of directors required in the articles of incorporation of bylaws. The Wyoming Bylaws allow for the creation and authority of committees consistent with the WBCA.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (1) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (3) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately prior to the merger. The Delaware Charter does not make any provision with respect to such mergers.

Wyoming Provisions

The WBCA provides that, unless the articles of incorporation otherwise provide, the sale, lease, or exchange of all or any portion of a corporation’s assets in the corporation’s usual and regular course of business may be authorized by the corporation’s directors, without approval of the corporation’s shareholders. Sale, lease, or exchange of all or substantially all of a corporation’s assets that leave the corporation without a significant business activity, or a re-incorporation or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority of each class of outstanding stock entitled to vote thereon, although the corporation’s articles of incorporation or bylaws may require a higher vote. If a corporation retains a business activity that represented at least 25% of total assets at the end of the most recently completed fiscal year, and 25% of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, in each case of the corporation and its subsidiaries on a consolidated basis, the corporation will conclusively be deemed to have retained a significant continuing business activity.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Wyoming Provisions

Under the WBCA, unless the articles of incorporation provide otherwise, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a shareholders’ meeting. An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

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Preemptive Rights

Delaware Provisions

Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not specifically grant any preemptive rights.

Wyoming Provisions

The WBCA does not afford shareholders preemptive rights, except to the extent the articles of incorporation so provide. The Wyoming Charter does not specifically grant any preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Wyoming Provisions

The WBCA provides a director’s conflicting interest transaction may not be the subject of equitable relief, or give rise to an award of damages or other relief against a director of a Wyoming corporation, in a proceeding by a shareholder or by or in the right of the Wyoming corporation, on the ground that the director has an interest respecting the transaction, if: (i) the interested director’s action respecting the transaction has been authorized by the affirmative vote of a majority, but no fewer than two (2), of the qualified directors who voted on the transaction, after disclosure of: (A) the existence and nature of the interested director’s conflicting interest; and (B) all facts known to the interested director respecting the subject matter of the transaction that a director free of such conflicting interest would reasonably believe to be material in deciding whether to proceed with the transaction, by the conflicted director of information not already known by such qualified directors, provided that: (i) the qualified directors have deliberated and voted outside the presence of and without the participation by any other director; and (ii) where the action has been taken by a committee, all members of the committee were qualified directors, and either: (A) the committee was composed of all the qualified directors on the board of directors; or (B) the members of the committee were appointed by the affirmative vote of a majority of the qualified directors on the board; or (ii) it was approved by the shareholders’; or (iii) the transaction, judged according to the circumstances at the relevant time, is established to have been that the transaction as a whole was beneficial to or at least not harmful to the Wyoming corporation, taking into appropriate account whether it was: (A) fair in terms of the interested director’s dealings with the Wyoming corporation; and (B) comparable to what might have been obtainable in an arm’s length transaction, given the consideration paid or received by the corporation.

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Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Wyoming Provisions

Under the WBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.

Wyoming Provisions

Under the WBCA, a proxy executed by a shareholder will remain valid for a period of eleven months unless the proxy appointment form provides for a longer period.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Wyoming Provisions

The WBCA allows for a corporation to exchange shares for any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation, provided that the board of directors determines that the consideration provided is adequate.

Shareholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Wyoming Provisions

A shareholder of a Wyoming corporation is entitled to inspect and copy, during regular business hours at the corporation’s principal office, any of the following records of the corporation, if the shareholder gives the corporation written notice of that demand at least five business days before the date on which the shareholder wishes to inspect and copy: (i) its articles or restated articles of incorporation, all amendments to them currently in effect, and notices to shareholders; (ii) its bylaws or restated bylaws and all amendments to them currently in effect; (iii) resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (iv) the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years; (v) all written communications to shareholders generally within the past three years, including the financial statements furnished for the past three years under the WBCA; (vi) a list of the names and business addresses of its current directors and officers; and (vii) its most recent annual report delivered to the Secretary of State of Wyoming.

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Additionally, a shareholder of a corporation who has been of record for at least six months immediately preceding the demand and who is the holder of record of at least five percent of all the outstanding shares of a Wyoming corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements below and gives the corporation written notice of that demand at least five business days before the date on which the shareholder wishes to inspect and copy: (i) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting; (ii) accounting records of the corporation; and (iii) the record of shareholders.

A shareholder may inspect and copy the records described in the immediately preceding paragraph above only if: (1) demand is made in good faith and for a proper purpose; (2) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and (3) the records are directly connected with the shareholder’s purpose.

Appraisal and Dissenters’ Rights

Delaware Provisions

Under the DGCL, shareholders have appraisal or dissenters’ rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides for the dissenter and the company to petition the Court of Chancery where a corporation’s principal office or registered office is located.

Wyoming Provisions

Under the WBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder in certain specified situations, including when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange, and in connection with certain amendments to the articles of incorporation.

The WBCA also provides that, unless otherwise provided in the corporation’s charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders, also having a market value of more than $20 million, exclusive affiliates.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

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Wyoming Provisions

Under the WBCA, the payment of dividends is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Under the WBCA, the board of directors may authorize and the corporation may make distributions to its shareholders unless, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Separately, the Wyoming Charter provides that (i) no such distribution shall be made at a time when the Company is insolvent or when such distribution would render the Company insolvent; and (ii) each such distribution when made shall be identified as a distribution in partial liquidation and the amount per share disclosed to the shareholders receiving the same concurrently with the distribution thereof.

The Wyoming Charter provides that the board of directors of the Company may, from time to time, distribute to its shareholders in partial liquidation, out of capital surplus of the Company, a portion of its assets, in cash or property, except at a time when the Company is insolvent or when such distribution would render the Company insolvent. In addition, each such distribution, when made, shall be identified as a distribution in partial liquidation and the amount per share disclosed to the shareholders receiving the same concurrently with the distribution thereof. The Wyoming Charter also contains additional protective provisions relating to dividends and distributions to the Company’s Series A Convertible Preferred Stock and Series P Preferred Stock, of which no shares are currently outstanding.

Corporate Action Without a Shareholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. The Delaware Charter provides that any shareholder action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or holder entitled to vote on the action is present and votes.

Wyoming Provisions

The WBCA provides that, actions required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action and is evidenced by one (1) or more written consents bearing the date of signature and describing the action taken, signed by the holders of the requisite number of shares entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records. The WBCA also provides that articles of incorporation may provide that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

The Wyoming Charter provides that any action to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of at least two-thirds of the total votes of the outstanding shares entitled to vote on such action (considered for this purpose as one class) and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Company by delivery to its registered office in the State of Wyoming, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid.

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Failure to Hold an Annual Meeting of Shareholders

Delaware Provisions

Under the DGCL, a failure to hold the annual meeting at the designated time or to elect a sufficient number of directors to conduct the business of the corporation generally does not affect otherwise valid corporate acts or work a forfeiture or dissolution of the corporation. If the annual meeting for election of directors is not held on the date designated therefor or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors shall cause the meeting to be held as soon as is convenient. If there is a failure to hold an annual meeting or take action by written consent to elect directors in lieu of an annual meeting for a period of thirty days after the date designated for the annual meeting, or if no date has been designated, for a period of thirteen months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any shareholder or director. The shares of stock represented at such meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of such meeting, notwithstanding any provision of the certificate of incorporation or bylaws to the contrary. The Court of Chancery may issue such orders as may be appropriate, including, without limitation, orders designating the time and place of such meeting, the record date or dates for determination of shareholders entitled to notice of the meeting and to vote thereat, and the form of notice of such meeting.

Wyoming Provisions

Under the WBCA, if a corporation fails to hold an annual meeting within the earlier of six months after the end of the corporation’s fiscal year or fifteen months after its last annual meeting, the district court of the county where a corporation’s principal office or, if none in Wyoming, its registered office is located may summarily order a meeting to be held. The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws does not affect the validity of any corporate action.

Taxes and Fees

Delaware Provisions

Delaware charges franchise taxes in a minimum amount of between $175 and $400 (depending on valuation method) and a maximum amount of $200,000 for both methods (or up to $250,000 for certain “large corporate filers”). Delaware also charges annual report filing fees of between $25 and $50.

Wyoming Provisions

Wyoming has no corporate income tax. Wyoming does require annual reports be filed which have a filing fee of $60 or two-tenths of one million on the dollar ($.0002) of assets located in Wyoming, whichever is greater.

Exclusive Forum Selection

Delaware Provisions

The Delaware Charter provides that unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee or shareholder of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of DGCL, our Delaware Charter or Delaware Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine.

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The choice of forum provision in our Delaware Charter does not waive our compliance with our obligations under the federal securities laws and the rules and regulations thereunder. Moreover, the provision does not apply to suits brought to enforce a duty or liability created by the Exchange Act or by the Securities Act. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder, and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts with respect to suits brought to enforce a duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain claims under the Securities Act.

Notwithstanding the above, to prevent having to litigate claims in multiple jurisdictions and the threat of inconsistent or contrary rulings by different courts, among other considerations, our Delaware Charter provides that unless the Company consents, the U.S. federal district courts will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, there is uncertainty as to whether a court would enforce such a provision. While the Delaware courts have determined that choice of forum provisions of the type included in our Delaware Charter are facially valid, a shareholder may nevertheless seek to bring a claim in a venue other than those designated in our exclusive forum provision. In such instance, to the extent applicable, we would expect to vigorously assert the validity and enforceability of our exclusive forum provision. This may require additional costs associated with resolving such action in other jurisdictions and there can be no assurance that the provisions will be enforced by a court in those other jurisdictions.

Wyoming Provisions

Wyoming law provides that a shareholder may not commence or maintain a derivative proceeding unless the shareholder: (i) was a shareholder of the corporation at the time of the act or omission complained of, or became a shareholder through transfer by operation of law from one who was a shareholder at the time; and (ii) fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Will I have dissenters’ rights as a result of the Reincorporation?

No, you will not have dissenters’ rights. The WBCA provides that, unless otherwise provided in the corporation’s charter (provided that the Company has no such provisions in its charter), no appraisal rights are available to holders of shares of any class of stock which is a covered security under section 18(b)(1)(A) of the Securities Act, such as our common stock, for the Reincorporation. As such, shareholders will not have dissenters’ or appraisal rights in connection with the Reincorporation.

How will the Reincorporation be implemented?

The process for converting the Company to a Delaware corporation calls for the Delaware Charter and the Delaware Certificate of Conversion to be filed with the Delaware Secretary of State and the application for the Wyoming Certificate of Transfer to be filed with the Secretary of State of Wyoming at approximately the time desired for the conversion to take effect (or a later time as set forth therein).

If the proposal to approve the Reincorporation is approved at the Annual Meeting and the Company determines to proceed with the Reincorporation, the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Delaware-incorporated Company.

The Company would remain as the same entity following the conversion, except that the Company will be domiciled in Delaware rather than in Wyoming. The directors and officers of the Company immediately prior to the conversion would be the directors and officers of the Delaware-incorporated Company and the subsidiaries of the Company would be the subsidiaries of the Delaware-incorporated Company.

If the Reincorporation is effected, shareholders do not have to exchange their existing Company stock certificates for stock certificates of the resulting Delaware-incorporated Company; however, after the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to the Company’s transfer agent for cancellation and obtain a new certificate.

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What is the timing of the Reincorporation?

If shareholders approve the Reincorporation at the Annual Meeting, we intend to cause the Reincorporation to become effective as soon as practicable, subject to the completion of certain legal formalities. The Reincorporation will become effective upon the effective date set forth in, or the time of filing of, the Delaware Charter and the Delaware Certificate of Conversion to be filed with the Delaware Secretary of State and the application for the Wyoming Certificate of Transfer to be filed with the Secretary of State of Wyoming.

Does the Company have the right to abandon the Reincorporation?

The Board may abandon the Reincorporation at any time prior to its consummation if the Board determines that the Reincorporation is inadvisable for any reason. For example, Delaware or Wyoming law may be changed to reduce the benefits that we hope to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration.

What will happen to my shares of common stock as a result of the Reincorporation?

There will be no changes to your outstanding shares of common stock as a result of the Reincorporation. Any stock certificate representing issued and outstanding shares of common stock will continue to represent the same number of shares of common stock following the Reincorporation.

ANY SHARE CERTIFICATES CURRENTLY ISSUED FOR OUR SHARES WILL AUTOMATICALLY REPRESENT SHARES IN USEG-DELAWARE UPON COMPLETION OF THE REINCORPORATION, AND SHAREHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE ANY SHARE CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Will the common stock continue to be listed for trading after the Reincorporation?

Our common stock is listed for trading on the Nasdaq Capital Market under the ticker symbol “USEG.” After the Reincorporation, our common stock would continue to be traded on the Nasdaq Capital Market without interruption, under the same symbol.

Interest of Our Directors and Executive Officers in the Reincorporation

Our shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may be of benefit to our directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Company intends to enter into the Indemnification Agreement with each of its current officers and directors. The Company is not currently aware of any action, suit or proceeding pending or threatened which would require the Company to indemnify any director or officer as a result of being a party to the Indemnification Agreement. The Board of Directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Accounting Consequences Associated with the Reincorporation

The consolidated financial condition and results of operations of USEG-Delaware immediately after consummation of the Reincorporation will be substantially identical as those immediately prior to the consummation of the Reincorporation. We believe that there will be no material accounting impact as a result of the Reincorporation.

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Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue Code of 1986, as amended, or the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service, or the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein. No ruling from the IRS has been or will be sought with respect to any aspect of the transactions described herein.

This discussion is for general information only, and does not purport to discuss all potential tax effects of the Reincorporation. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

●	Individuals who are citizens or residents of the United States for U.S. federal income tax purposes;

●	Corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

●	Estates the income of which is subject to U.S. federal income taxation regardless of its source;

●	Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

●	Certain trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

Holders of our common stock who are not covered by this summary, including partners of partnerships and owners of other pass-through entities holding our capital stock, should consult their own tax advisors.

This discussion does not purport to be a complete analysis of all of the Reincorporation’s tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

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Subject to the caveats and qualifications noted above, we believe:

●	The Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

●	No gain or loss will be recognized by holders on the exchange of their Company common stock on receipt of U.S. Energy Delaware common stock pursuant to the Reincorporation;

●	The aggregate tax basis of U.S. Energy Delaware common stock received by each holder will equal the aggregate tax basis of the U.S. Energy common stock surrendered by such holder in exchange therefor; and

●	The holding period of the U.S. Energy Delaware common stock received by each holder will include the period during which such holder held the U.S. Energy common stock surrendered in exchange therefor.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of, and to approve, the Plan of Conversion, the Wyoming Certificate of Transfer, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement, each subject to non-material technical, administrative or similar changes and modifications.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of shareholders for approval of the Reincorporation from the State of Wyoming to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Wyoming and governed by the WBCA, the Wyoming Charter and Wyoming Bylaws.

Required Vote

This proposal will be approved if the votes cast favoring the proposal totals at least a majority of the Company’s outstanding voting shares as of the record date of the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Board Recommendation

The Board recommends you vote for Proposal 6. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve and ratify the adoption of the Reincorporation, the Plan of Conversion, the Wyoming Certificate of Transfer, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement, each subject to non-material technical, administrative or similar changes and modifications.”

ADDITIONAL FILINGS

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

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DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of shareholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

U.S. Energy Corp.

1616 Voss, Suite 725

Houston, Texas 77057

Attention: Ryan Smith, Chief Executive Officer

By Order of the Board of Directors,

/s/ Ryan L. Smith
Ryan L. Smith, Chief Executive Officer and Director

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APPENDIX A

U.S. ENERGY CORP.

2022 EQUITY INCENTIVE PLAN

Originally Adopted by the Board of Directors on: April 18, 2022

Approved and Ratified by the Stockholders on:
[    ], 2022

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to, and this Plan shall be subject in all cases to approval by the stockholders on, the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed three million shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of nine years commencing on April 1, 2023 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 1,500,000 shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. In no event may more than 10,000,000 total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 10,000,000 shares.

U.S. Energy Corp. 2022 Equity Incentive Plan

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

U.S. Energy Corp. 2022 Equity Incentive Plan

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $300,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-Employee Director is serving as Non-Employee Chairperson of the Board, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

U.S. Energy Corp. 2022 Equity Incentive Plan

(e) Limitations on Awards. No Awards may be made under the Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities

4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b)(ii) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

U.S. Energy Corp. 2022 Equity Incentive Plan

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

U.S. Energy Corp. 2022 Equity Incentive Plan

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

U.S. Energy Corp. 2022 Equity Incentive Plan

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because (i) the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

U.S. Energy Corp. 2022 Equity Incentive Plan

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate (including past services), or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

U.S. Energy Corp. 2022 Equity Incentive Plan

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

U.S. Energy Corp. 2022 Equity Incentive Plan

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. Without limiting the above, Other Awards may be equity-based or equity-related awards and may include, but not be limited to, fully vested stock awards, including grants of fully vested Common Stock, and may be granted in consideration for, without limitation the payment of cash bonuses or other incentives in the form of Common Stock based awards. Such Other Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer, Employee or Director, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Other Awards may entail the transfer of actual Common Stock, or payment in cash or otherwise of amounts based on the value of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

U.S. Energy Corp. 2022 Equity Incentive Plan

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

U.S. Energy Corp. 2022 Equity Incentive Plan

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

U.S. Energy Corp. 2022 Equity Incentive Plan

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

U.S. Energy Corp. 2022 Equity Incentive Plan

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt or amend such procedures and sub-plans as are necessary or appropriate to accommodate the specific requirements of local laws, procedures and practices, permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

U.S. Energy Corp. 2022 Equity Incentive Plan

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

U.S. Energy Corp. 2022 Equity Incentive Plan

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local, and/or non-U.S. tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, or by the Board, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

U.S. Energy Corp. 2022 Equity Incentive Plan

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

U.S. Energy Corp. 2022 Equity Incentive Plan

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

U.S. Energy Corp. 2022 Equity Incentive Plan

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

U.S. Energy Corp. 2022 Equity Incentive Plan

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

U.S. Energy Corp. 2022 Equity Incentive Plan

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

U.S. Energy Corp. 2022 Equity Incentive Plan

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

U.S. Energy Corp. 2022 Equity Incentive Plan

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

U.S. Energy Corp. 2022 Equity Incentive Plan

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. SEVERABILITY.

(a) If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. TERMINATION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.

U.S. Energy Corp. 2022 Equity Incentive Plan

(b) Amendment. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law.

(c) Effect on Prior Awards. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 6(c), is in the best interests of the Company or its stockholders.

(d) No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

U.S. Energy Corp. 2022 Equity Incentive Plan

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

U.S. Energy Corp. 2022 Equity Incentive Plan

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

U.S. Energy Corp. 2022 Equity Incentive Plan

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means U.S. Energy Corp., a Wyoming corporation, and any successor thereto.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

U.S. Energy Corp. 2022 Equity Incentive Plan

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

U.S. Energy Corp. 2022 Equity Incentive Plan

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the date the Plan is first approved and adopted by the stockholders of the Company.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

U.S. Energy Corp. 2022 Equity Incentive Plan

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.

U.S. Energy Corp. 2022 Equity Incentive Plan

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

U.S. Energy Corp. 2022 Equity Incentive Plan

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

U.S. Energy Corp. 2022 Equity Incentive Plan

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; net promoter score; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products or services; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

U.S. Energy Corp. 2022 Equity Incentive Plan

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this U.S. Energy Corp. 2022 Equity Incentive Plan, as amended from time to time.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

U.S. Energy Corp. 2022 Equity Incentive Plan

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ppp) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(qqq) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

U.S. Energy Corp. 2022 Equity Incentive Plan

APPENDIX B

PLAN OF CONVERSION

OF

U.S. ENERGY CORP.

(a Wyoming Corporation)

TO

U.S. ENERGY CORP.

(a Delaware Corporation)

This Plan of Conversion, dated as of ______________, 2022 (including all of the Exhibits attached hereto, this “Plan”), has been adopted by the Board of Directors of U.S. Energy Corp., a Wyoming corporation, in order to set forth the terms, conditions and procedures governing the conversion of U.S. Energy Corp. from a Wyoming corporation to a Delaware corporation pursuant to Section 17-16-1720 of the Wyoming Business Corporation Act (“WBCA”), and Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

RECITALS

WHEREAS, U.S. Energy Corp. is a corporation duly organized and existing under the laws of the State of Wyoming (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it is advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Wyoming corporation to a Delaware corporation pursuant to Section 17-16-1720 of the WBCA and Section 265 of the DGCL;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity; and

WHEREAS, the Board of Directors of the Converting Entity has recommended that the stockholders of the Converting Entity approve this Plan, and will submit this Plan to the stockholders of the Converting Entity for approval, each in accordance with Section 17-16-1720(g) of the WBCA.

NOW, THEREFORE, the Converting Entity hereby sets forth this Plan as follows:

PLAN OF CONVERSION

1. Conversion.

(a) At the Effective Time (as defined below), and in accordance with the applicable provisions of Section 17-16-1720 of the WBCA and Section 265 of the DGCL, the Converting Entity shall be converted from a Wyoming corporation to a Delaware corporation (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Wyoming.

Plan of Conversion Page 1 of 6

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity at the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “U.S. Energy Corp.”

2. Filings. Unless otherwise terminated and abandoned in accordance with Section 9(b) of this Plan, as promptly as practicable following the approval of this Plan by the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to become effective by:

(a) signing and filing (or causing the signing and filing of) an Application for Certificate of Transfer pursuant to the applicable provisions of Section 17-16-1720 of the WBCA, in the form of EXHIBIT A hereto (the “Certificate of Transfer”), with the Wyoming Secretary of State;

(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, in the form of EXHIBIT B hereto (the “Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

Plan of Conversion Page 2 of 6

(c) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, in the form of EXHIBIT C hereto (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3. Effective Time. The Conversion shall become effective upon the last to occur of the effectiveness of the filing of the Certificate of Transfer, the Certificate of Conversion and the Certificate of Incorporation (the time of effectiveness of the Conversion, the “Effective Time”).

4. Effect of Conversion.

(a) Effect on Common Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of common stock, $0.01 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b) Effect on Outstanding Stock Options. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to purchase shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to purchase, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c) Effect on Shares of Restricted Stock. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

(d) Effect on Outstanding Convertible or Exchangeable Securities or Other Rights. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each convertible or exchangeable security or other right to acquire or receive shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time, including the shares of Converting Entity Common Stock issuable upon exchange of outstanding convertible notes, shall convert into an equivalent convertible or exchangeable security or other right to acquire or receive, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(e) Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

Plan of Conversion Page 3 of 6

(f) Effect on Employee Benefit, Equity Incentive or Other Similar Plans. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(g) Effect on Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the directors and officers of the Converting Entity shall be and constitute all of the directors and officers, respectively, of the Converted Entity.

5. Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of Section 368(a)(1)(F) of the Code.

6. Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers (or their authorized designees) are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

7. Delaware Governing Documents. At the Effective Time, (a) the certificate of incorporation of the Converted Entity shall be the Certificate of Incorporation and (b) the bylaws of the Converted Entity shall be the Amended and Restated Bylaws of U.S. Energy Corp., in the form of EXHIBIT D hereto.

8. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement, substantially in the form of EXHIBIT E, hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

Plan of Conversion Page 4 of 6

9. Miscellaneous.

(a) Copy of Plan of Conversion. Following the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

(b) Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

(c) Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein. For the avoidance of doubt, following the Conversion the Converted Entity will hold all of the rights and obligations of the Converting Entity under this Plan.

(d) Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature Page Follows]

Plan of Conversion Page 5 of 6

IN WITNESS WHEREOF, the undersigned has executed this Plan as of the date first written above.

U.S. ENERGY CORP.

By:
Name:	Ryan L. Smith
Title:	President and Chief Executive Officer

Plan of Conversion Page 6 of 6

Exhibit A

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

For Office Use Only

Profit Corporation
Application for Certificate of Transfer

Pursuant to W.S. 17-16-1720 the undersigned corporation hereby applies for a Certificate of Transfer from the state of Wyoming.

1. Corporation name:

U.S. Energy Corp.

2. The name by which the corporation will be known in the foreign jurisdiction:
(Leave this portion blank if no change is being made to the name.)

3. It hereby requests a Certificate of Transfer from the state of Wyoming, and wishes to become incorporated under the laws of the state or nation of:

Delaware

4. Name and address of the proper officer of the new state or nation.
(This office shall immediately transmit a notice of issuance of a certificate of transfer to the proper officer of the jurisdiction to which the profit corporation is transferred.)

Recipient: Ryan L. Smith

Office Address:

5. The corporation shall maintain within the State of Wyoming an agent for service of process for at least one (1) year after the transfer is effected. The information for the current registered agent is as follows: (PLEASE NOTE: If this is not the registered agent currently on file with the Secretary of State's Office, an Appointment of New Registered Agent and Office form needs to be submitted with this document.)

Name: C T Corporation System

Address: 1908 Thomes Ave, Cheyenne, WY 82001

(If mail is received at a Post Office Box, please list above ***in addition to the physical address****.)*

P-CertificateTransfer – Revised Nov 2021

6. Certifications. *The following certifications must be completed in order for the Certificate of Transfer to be valid. The signatory executing the document must check the box next to each certification.*

- [x] The corporation shall surrender its certificate of incorporation under this act upon the effectiveness of the transfer.

- [x] The transfer was duly approved by the directors and the shareholders - see W.S. 17-16-1720(g).

- [x] I hereby certify that I have attached a copy of the corporate resolution authorizing the transfer of the profit corporation from the state of Wyoming to the new jurisdiction.

7. Any other terms and conditions of the transfer.

Signature: ______________________________ **Date:**

(Shall be executed by Chairman of the Board, President or another its officers.) *(mm/dd/yyyy)*

Print Name:

Title:

Contact Person:

Daytime Phone Number:

Email:

*(**An email address is required**. Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- [ ] ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] **Processing time is up to 15 business days** following the date of receipt in our office.
- [ ] A copy of the **company's resolution** authorizing the transfer to the new jurisdiction is required.
- [ ] Please note that **not all jurisdictions accept Certificate of Transfer documents**. Contact the appropriate authority in the new jurisdiction before proceeding with the transfer.
- [ ] Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- [ ] Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

P-CertificateTransfer – Revised Nov 2021

Exhibit B

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is Wyoming.

2.) The jurisdiction immediately prior to filing this Certificate is Wyoming.

3.) The date the Non-Delaware Corporation first formed is 01/26/1966.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is U.S. Energy Corp..

5.) The name of the Corporation as set forth in the Certificate of Incorporation is U.S. Energy Corp..

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the ___________ day of _________________, A.D. _______________.

By: ______________________________

Name: ______________________________
Print or Type

Title: ______________________________
Print or Type

Exhibit C

CERTIFICATE OF INCORPORATION

OF

U.S. ENERGY CORP.

(a Delaware corporation)

[●], 2022

The undersigned Incorporator, desiring to form a corporation pursuant to the General Corporation Law (“DGCL”) of the State of Delaware, hereby certifies as follows:

ARTICLE I

NAME

The name of the Corporation is U.S. Energy Corp. (hereinafter called the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The Registered Office of the corporation in the State of Delaware is located at 8 The Green STE A, in the City of Dover, County of Kent County, Zip Code 19901. The name of the Registered Agent at such address upon whom process against this corporation may be served is A Registered Agent, Inc.

ARTICLE III

PURPOSE AND POWERS

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

CAPITAL STOCK

A.	Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 250,000,000 shares. The authorized capital stock is divided into: (i) 245,000,000 shares of common stock having a par value of $0.01 per share (hereinafter, the “Common Stock”) and (ii) 5,000,000 shares of preferred stock having a par value of $0.01 per share (hereinafter, the “Preferred Stock”).

B.	Common Stock. All shares of Common Stock of the Corporation shall be of one and the same class, shall be identical in all respects and shall have equal rights, powers and privileges.

Certificate of Incorporation of U.S. Energy Corp. Page 1 of 10

	1.	Except as otherwise provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV with respect to the issuance of any series of Preferred Stock or by the General Corporation Law of the State of Delaware, the holders of outstanding shares of Common Stock shall have the exclusive right to vote on all matters requiring stockholder action. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL. On each matter on which holders of Common Stock are entitled to vote, each outstanding share of such Common Stock will be entitled to one vote.

	2.	Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. The voting, dividend and liquidation rights of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board upon any issuance of the Preferred Stock of any series.

3.		No holder of shares of Common Stock shall be entitled to preemptive or subscription rights, except as otherwise set forth in a separate agreement between such holder and the Corporation.

C.	Preferred Stock

1.	Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, if any, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

Certificate of Incorporation of U.S. Energy Corp. Page 2 of 10

2.	Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the General Corporation Law of the State of Delaware, to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock out of the authorized but unissued shares of Preferred Stock and with respect to each such series to fix, by filing a certificate of designation pursuant to the General Corporation Law of the State of Delaware setting forth such resolution or resolutions and providing for the issuance of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

i.	the designation of such series;

ii.	the number of shares of such series, which number the Board of Directors may thereafter (except where otherwise provided in the certificate of designation for such series) increase or decrease (but not below the number of shares of such series then outstanding);

iii.	the dividend rate, if any, payable to holders of shares of such series, any conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

iv.	whether the shares of such series shall be subject to redemption by the Corporation, in whole or in part, at the option of the Corporation or of the holder thereof, and, if made subject to such redemption, the times, prices, form of payment and other terms and conditions of such redemption;

v.	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

vi.	whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Corporation or any other security, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchanges;

vii.	the extent, if any, to which the holders of shares of such series shall be entitled to vote generally, with respect to the election of directors, upon specified events or otherwise;

viii.	the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

Certificate of Incorporation of U.S. Energy Corp. Page 3 of 10

ix.	the rights and preferences of the holders of the shares of such series upon any voluntary or involuntary liquidation or dissolution of, or upon the distribution of assets of, the Corporation.

Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior to, rank equally with or be junior to any other series of Preferred Stock to the extent permitted by law and the terms of any other series of Preferred Stock.

The Board of Directors may, from time to time, increase the number of shares of any series of Preferred Stock already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of any Preferred Stock already created providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued Preferred Stock by fixing or altering the terms thereof with respect to the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

ARTICLE V

BOARD OF DIRECTORS

A.	Power of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors shall be expressly authorized to:

1.	determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation;

2.	establish one or more committees of the Board of Directors, by the affirmative vote of a majority of the entire Board of Directors, to which may be delegated any or all of the powers and duties of the Board of Directors to the fullest extent permitted by law; and

3.	exercise all such powers and do all such acts as may be exercised by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”).

B.	Number of Directors. The number of directors constituting the entire Board of Directors shall be not less than one (1) nor greater than fifteen (15) directors, the exact number of which shall be fixed from time to time exclusively by a vote of a majority of the Board of Directors in the manner provided in the Bylaws.

Certificate of Incorporation of U.S. Energy Corp. Page 4 of 10

C.

Classes of Directors. Other than those directors, if any, elected by the holders of any series of Preferred Stock, the Board shall be and is divided into three classes, as nearly equal in number as possible, designated as: Class One, Class Two and Class Three.

D.	Terms of Office. Except for the terms of such additional directors, if any, as elected by the holders of any series of Preferred Stock, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided that each director initially assigned to Class One shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class Two shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class Three shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors have the effect of removing or shortening the term of any incumbent director.

E.	Vacancies. Subject to the rights of the holders of any series of Preferred Stock, vacancies on the Board by any reason, including by death, resignation, retirement, disqualification, removal from office, or otherwise, and any newly created directorships resulting from any increase in the authorized number of directors, shall be filled solely by a majority of the directors then in office, in their sole discretion, even though less than a quorum, or by a sole remaining director, in his or her sole discretion, and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

F.	Removal of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, only with cause and only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting as a single class.

Certificate of Incorporation of U.S. Energy Corp. Page 5 of 10

G.	Appointment of Directors. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. There shall be no cumulative voting in the election of directors.

H.	Committees. Pursuant to the Bylaws of the Corporation, as amended from time to time (the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

I.	Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

J.	Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

LIMITATION OF LIABILITY AND INDEMNIFICATION

A.	Limitation of Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permitted by the General Corporation Law of Delaware as the same now exists or hereafter may be amended. No repeal or modification of this Article VI shall apply or have any adverse effect on any right or protection of, or any limitation of the liability of, any person entitled to any right or protection under this Article VI existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Certificate of Incorporation of U.S. Energy Corp. Page 6 of 10

B.

Indemnification.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Article VI.B or otherwise. The rights to indemnification and advancement of expenses conferred by this Article VI.B shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Article VI.B, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article VI.B shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Article VI.B by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Article VI.B, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Article VI.B shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

Certificate of Incorporation of U.S. Energy Corp. Page 7 of 10

ARTICLE VII

STOCKHOLDER ACTION

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required to be taken at any annual or special meeting of stockholders of the Corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or holder entitled to vote on the action is present and votes. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunction and specific performance, to enforce the forgoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article VIII with respect to any current or future actions or claims.

Certificate of Incorporation of U.S. Energy Corp. Page 8 of 10

ARTICLE IX

BYLAWS; AMENDMENT OF BYLAWS

A.	Adoption and Amendment by the Board of Directors. In furtherance, and not in limitation, of the powers conferred upon it by law, the Board of Directors is expressly authorized and empowered to amend, alter, change, adopt or repeal the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

B.	Amendment by Stockholders. In addition to any requirements of the General Corporation Law of the State of Delaware (and notwithstanding the fact that a lesser percentage may be specified by the General Corporation Law of the State of Delaware), unless otherwise specified in the Bylaws, the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to amend, alter, change or repeal or to adopt any provision of the Bylaws of the Corporation. provided however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE X

SECTION 203 ELECTION

The Corporation elects not to be governed by or subject to Section 203 of the DGCL.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the General Corporation Law of Delaware may be added or inserted, in the manner now or hereafter prescribed by the General Corporation Law of Delaware, and all rights, preferences and privileges of whatsoever nature conferred on stockholders, directors or any other persons whomsoever therein granted are subject to this reservation.

ARTICLE XII

INCORPORATOR; POWER OF INCORPORATOR; INITIAL DIRECTORS

A.	Name and Address of Incorporator. The name and mailing address of the incorporator is Ryan L. Smith, 1616 Voss, Suite 725, Houston, Texas, 77057.

B.	Powers of Incorporator; Initial Directors of the Company. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of each person who is to serve as an initial director of the Company until the first annual meeting of stockholders or until their successors are duly elected and qualified, is:

Ryan L. Smith 1616 Voss, Suite 725, Houston, Texas, 77057	John Weinzierl 1616 Voss, Suite 725, Houston, Texas, 77057	Joshua L. Batchelor 1616 Voss, Suite 725, Houston, Texas, 77057
James W. Denny III 1616 Voss, Suite 725, Houston, Texas, 77057	Randall D. Keys 1616 Voss, Suite 725, Houston, Texas, 77057	Duane H. King 1616 Voss, Suite 725, Houston, Texas, 77057
D. Stephen Slack 1616 Voss, Suite 725, Houston, Texas, 77057

* * * * *

Certificate of Incorporation of U.S. Energy Corp. Page 9 of 10

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation as of the date first written above.

By:
Name:	Ryan L. Smith
Incorporator

Certificate of Incorporation of U.S. Energy Corp. Page 10 of 10

Exhibit D

AMENDED AND RESTATED

BYLAWS

OF

U.S. ENERGY CORP.

a Delaware Corporation

Adopted by the Stockholders on [●], 2022

TABLE OF CONTENTS

ARTICLE I. Corporate Offices	1

1.1. Registered Office.	1
1.1. Other Offices.	1

ARTICLE II. Meetings of Stockholders	1

2.1. Place of Meetings.	1
2.2. Annual Meeting.	1
2.3. Special Meeting.	1
2.4. Advance Notice of Business to be Brought before a Meeting.	1
2.5. Advance Notice of Nominations for Election of Directors at a Meeting.	4
2.6. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.	6
2.7. Notice of Stockholders’ Meetings.	7
2.8. Procedures for Stockholders to Act by Consent in Lieu of a Meeting.	8
2.9. Quorum.	8
2.10. Adjourned Meeting; Notice.	9
2.11. Conduct of Business.	9
2.12. Voting.	9
2.13. Record Date for Stockholder Meetings and Other Purposes.	10
2.14. Proxies.	10
2.15. List of Stockholders Entitled to Vote.	10
2.16. Inspectors of Election.	11
2.17. Delivery to the Corporation.	11

ARTICLE III. Directors	11

3.1. Powers.	11
3.2. Number of Directors.	12
3.3. Election, Qualification and Term of Office of Directors.	12
3.4. Resignation and Vacancies.	12
3.5. Place of Meetings; Meetings by Telephone.	12
3.6. Regular Meetings.	12
3.7. Special Meetings; Notice.	12
3.8. Quorum.	13
3.9. Board Action without a Meeting.	13
3.10. Fees and Compensation of Directors.	13

ARTICLE IV. Committees	13

4.1. Committees of Directors.	13
4.2. Committee Minutes.	14
4.3. Meetings and Actions of Committees.	14
4.4. Subcommittees.	14

ARTICLE V. Officers	14

5.1. Officers.	14
5.2. Appointment of Officers.	15
5.3. Subordinate Officers.	15
5.4. Removal and Resignation of Officers.	15
5.5. Vacancies in Offices.	15
5.6. Representation of Shares of Other Corporations.	15
5.7. Authority and Duties of Officers.	15
5.8. Compensation.	15

ARTICLE VI. Records	16

ARTICLE VII. General Matters	16

7.1. Execution of Corporate Contracts and Instruments.	16
7.2. Stock Certificates.	16
7.3. Special Designation of Certificates.	17
7.4. Lost Certificates.	17
7.5. Shares Without Certificates.	17
7.6. Construction; Definitions.	17
7.7. Dividends.	17
7.8. Fiscal Year.	17
7.9. Seal.	18
7.10. Transfer of Stock.	18
7.11. Stock Transfer Agreements.	18
7.12. Registered Stockholders.	18
7.13. Waiver of Notice.	18

ARTICLE VIII. Notice	19

8.1. Delivery of Notice; Notice by Electronic Transmission.	19

ARTICLE IX. Indemnification	20

9.1. Indemnification of Directors and Officers.	20
9.2. Indemnification of Others.	20
9.3. Prepayment of Expenses.	20
9.4. Determination; Claim.	20
9.5. Non-Exclusivity of Rights.	20
9.6. Insurance.	21
9.7. Other Indemnification.	21
9.8. Continuation of Indemnification.	21
9.9. Amendment or Repeal; Interpretation.	21

ARTICLE X. Amendments	22

ARTICLE XI. Uniformity of Interpretation and Severability	22

11.1. Interpretation and Severability.	22

ARTICLE XII. - Definitions	22

AMENDED AND RESTATED BYLAWS OF

U.S. ENERGY CORP.

ARTICLE I.
Corporate Offices

1.1. Registered Office. The address of the registered office of U.S. Energy Corp. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

1.1. Other Offices. The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

ARTICLE II.
Meetings of Stockholders

2.1. Place of Meetings. Meetings of stockholders shall be held at such place, if any, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2. Annual Meeting. The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

2.3. Special Meeting. Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation and in these bylaws.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

2.4. Advance Notice of Business to be Brought before a Meeting. (i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the chairperson of the meeting, or (c) otherwise properly brought before the meeting by a stockholder present in person who (A)(1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 2.4 and Section 2.5 of these bylaws, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations for election to the Board except as expressly provided in Section 2.5 and Section 2.7 of these bylaws.

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting which; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the number of shares of each class or series of stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

Amended and Restated
Bylaws of U.S. Energy Corp.

(b) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of stock of the Corporation or other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

Amended and Restated
Bylaws of U.S. Energy Corp.

(iv) For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vi) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding person of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(vii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(viii) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5. Advance Notice of Nominations for Election of Directors at a Meeting. (i) Nominations of any person for election to the Board at an annual meeting may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (b) by a stockholder present in person (as defined in Section 2.4) who (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.5 and Section 2.7 as to such notice and nomination. Other than nominations made by a stockholder in accordance with the Nominating Agreement, the foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at any annual meeting of stockholders.

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the Secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.7, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.7. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(iii) In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a));

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(c) shall be made with respect to nomination of each person for election as a director at the meeting); and

(c) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 and Section 2.7 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.7(i).

Amended and Restated
Bylaws of U.S. Energy Corp.

(v) For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any other participant in such solicitation.

(vi) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(vii) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(viii) Notwithstanding anything to the contrary contained in this Section 2.5, for as long as the Nominating Agreement remains in effect with respect to a Nominating Seller, each Nominating Seller (to the extent then subject to the Nominating Agreement, as may be amended from time to time) shall not be subject to the notice provisions set forth in paragraphs (ii), (iii), (iv), (v) and (vi) of this Section 2.5.

2.6. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(i) To be eligible to be a candidate for election as a director of the Corporation at an annual meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) other than, in the case of the Nominating Seller, the Nominating Agreement, by and among the Nominating Sellers and the Corporation, as amended from time to time, or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed therein, and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) The Board may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation.

(iii) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.7, if necessary, so that the information provided or required to be provided pursuant to this Section 2.7 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(iv) In addition to the requirements of this Section 2.7 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(v) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.7, as applicable. The presiding person at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(vi) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination by a Nominating Person shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5 and this Section 2.7.

2.7. Notice of Stockholders’ Meetings. Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.8. Procedures for Stockholders to Act by Consent in Lieu of a Meeting. (i) Unless otherwise prohibited by the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, (a) shall be signed by stockholders on the record date established pursuant to Section 2.8(ii) below (the “Written Consent Record Date”) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business, to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded or in any other manner permitted by law. Delivery shall be made by hand or by certified or registered mail, return receipt requested. No consent shall be effective to take corporate action unless consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.8 within 60 days after the first date on which a consent is so delivered to the Corporation. Only stockholders on the Written Consent Record Date shall be entitled to consent to corporate action without a meeting.

(ii) Without qualification, any stockholder seeking to have the stockholders authorize or take any action by consent shall first request in writing that the Board fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.8(ii) from any such stockholder, the Board may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (a) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by applicable law, shall be the first date on which valid signed consents constituting applicable percentage of the outstanding shares of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.8, and (b) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by applicable law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.9. Quorum. Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series shall be necessary and sufficient to constitute a quorum with respect to that matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.10 of these bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.10. Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.

2.11. Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.12. Voting. Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Unless a different or minimum vote is required by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, applicable law or pursuant to any regulation applicable to the Corporation or its securities pursuant to which the matter is being submitted to stockholders for approval, in which case such different or minimum vote shall be the required vote on such matter, each matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.13. Record Date for Stockholder Meetings and Other Purposes. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

2.15. List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.16. Inspectors of Election. Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(ii) count all votes or ballots;

(iii) count and tabulate all votes;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.17. Delivery to the Corporation. Whenever this ARTICLE II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this ARTICLE II.

ARTICLE III.
Directors

3.1. Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

3.2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors (“Preferred Stock Directors”) under specified circumstances, and the Certificate of Incorporation, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors, but shall consist of not less than one (1) nor more than fifteen (15) directors (exclusive of Preferred Stock Directors). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Except as to the rights of any preferred stock to appoint Preferred Stock Directors, the directors shall be elected by the vote of a plurality of the votes cast.

3.3. Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these bylaws, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. Any class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.4. Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the term of the class, if any, to which the director is appointed and until such director’s successor shall have been elected and qualified.

3.5. Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone, video conferencing or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6. Regular Meetings. Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7. Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the total number of directors constituting the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile or electronic mail; or

(iv) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8. Quorum. At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, applicable law, the rules and regulations for listed companies as in effect from time to time of the principal United States national securities exchange on which the capital stock of the Corporation is listed for trading, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may postpone or adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9. Board Action without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10. Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

ARTICLE IV.
Committees

4.1. Committees of Directors. The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

4.2. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3. Meetings and Actions of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.1 (board action without a meeting); and

(v) Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

At all meetings of committees, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of the members of the committee shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the committee, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the committee, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.4. Subcommittees. Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee or the charter of such committee adopted by the Board, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V.
Officers

5.1. Officers. The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, Chief Financial Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

5.2. Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws.

5.3. Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4. Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5. Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6. Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7. Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8. Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE VI.
Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.

ARTICLE VII.
General Matters

7.1. Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. All other contracts, agreements, certificates or instruments to be executed on behalf of the Corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law.

7.2. Stock Certificates.

The shares of the Corporation shall be represented by certificates or shall be uncertificated in the option of the officers of the Corporation authorizing the issuance of such shares. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, the Chief Financial Officer, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Amended and Restated
Bylaws of U.S. Energy Corp.

7.3. Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4. Lost Certificates.

The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5. Shares Without Certificates.

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.6. Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7. Dividends.

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.8. Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

7.9. Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10. Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11. Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL or the charter of such committee adopted by the Board.

7.12. Registered Stockholders.

The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.13. Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE VIII.
Notice

8.1. Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this Section 8.1 without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iii)	if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE IX.
Indemnification

9.1. Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity (a “covered person”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, and amounts paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as amended) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2. Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3. Prepayment of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this ARTICLE IX or otherwise.

9.4. Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this ARTICLE IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this ARTICLE IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5. Non-Exclusivity of Rights.

The rights conferred on any person by this ARTICLE IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Amended and Restated
Bylaws of U.S. Energy Corp.

9.6. Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7. Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8. Continuation of Indemnification.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this ARTICLE IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9. Amendment or Repeal; Interpretation.

The provisions of this ARTICLE IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this ARTICLE IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this ARTICLE IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this ARTICLE IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this ARTICLE IX shall be deemed to refer exclusively to the Chief Executive Officer, President, the Chief Financial Officer and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to ARTICLE V of these bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to ARTICLE V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this ARTICLE IX.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE X.
Amendments

The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE XI.
Uniformity of Interpretation and Severability

11.1. Interpretation and Severability. These Bylaws shall be so interpreted and construed as to conform to the Certificate of Incorporation and the statutes of Delaware or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such foreign state, and where conflict between these Bylaws and the Certificate of Incorporation or a statute has arisen or shall arise, the Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any Bylaw provision or its application shall be deemed invalid by reason of the said nonconformity, the remainder of the Bylaws shall remain operable in that the provisions set forth in the Bylaws are severable.

ARTICLE XII.
Definitions

As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases) or electronic mail, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

“Nominating Agreement” means that Nominating and Voting Agreement dated January 5, 2022, by and between U.S. Energy Corp., Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Lubbock Energy Partners LLC and Synergy Offshore LLC, as amended from time to time.

“Nominating Seller” means a Seller defined in the Nominating Agreement.

Amended and Restated
Bylaws of U.S. Energy Corp.

Exhibit E

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is entered into as of April __, 2022, by and between U.S. Energy Corp., a Delaware corporation (the “Company”) and ____________, an individual (“Indemnitee”).

RECITALS

A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee may not be willing to continue to serve the Company in the position of Director of the Company without additional protection.

D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1. Indemnification.

(a) Indemnification of Expenses. The Company shall indemnify to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a “Claim”) by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an “Indemnifiable Event”) against any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor is presented to the Company.

(b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 10(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an “Expense Advance”) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee’s obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 10(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual basis therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of the Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company’s Articles of Incorporation, as amended, or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

Page 2 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

2. Expenses; Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor to the Company.

(b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Board of Directors of the Company at the address set forth in Section 14(d)(i) hereof (or such other address as the Company shall designate in writing to Indemnitee as provided in Section 14 hereof). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

(d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

Page 3 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Claim at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

3. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Articles of Incorporation, as amended, the Company’s Bylaws, as amended, or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 8(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s Articles of Incorporation, as amended, its Bylaws, as amended, any agreement, any vote of stockholders or directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

(c) Change in Domicile. In the event the Company shall at any time change its state or other jurisdiction of organization from Delaware, each reference herein to “Delaware” shall refer to such state or other jurisdiction of organization which rules and regulations the Company is then organized under and each reference herein to the “Delaware General Corporation Law” shall refer to such analogous statutes of such state or other jurisdiction of organization which the Company is then organized under.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Articles of Incorporation, as amended, Bylaws, as amended, or otherwise) of the amounts otherwise indemnifiable hereunder from any party whatsoever.

5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

Page 4 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

7. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee; or of any combination of the foregoing in which Indemnitee serves, if Indemnity serves in more capacities than just a director, an officer or a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law;

(b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Articles of Incorporation, as amended, or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Delaware General Corporation Law regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

(c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

Page 5 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of one (1) year from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such one-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

10. Construction of Certain Phrases.

(a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(c) For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities (as defined in Section 10(f) hereof), (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets.

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(d) For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three (3) years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

(e) For purposes of this Agreement, a “Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee are seeking indemnification, or Independent Legal Counsel.

(f) For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

(g) For the purposes of this Agreement, “Articles of Incorporation” shall mean the Articles of Incorporation, or similar governing document of the Company in effect as of the date of determination.

(h) For the purposes of this Agreement, “Bylaws” shall mean the Bylaws of the Company in effect as of the date of determination.

11. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, ..tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company’s request.

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13. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee’s counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee’s material defenses to such action was made in bad faith or was frivolous.

14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, to the parties and the following addresses:

(i) if to the Company, to:	Attention: Board of Directors
U.S. Energy Corp.
1616 Voss
Suite 725
Houston, Texas 77057
Fax: ________________________

(ii) if to Indemnitee, to:

Address

Address

Address

Fax

or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

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15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Texas for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of Texas, which shall be the exclusive and only proper forum for adjudicating such a claim.

16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Texas, as applied to contracts between Texas residents, entered into and to be performed entirely within the State of Texas, without regard to the conflict of laws principles thereof.

18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

U.S. ENERGY CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

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APPENDIX C

APPENDIX D

APPENDIX E

CERTIFICATE OF INCORPORATION

OF

U.S. ENERGY CORP.

(a Delaware corporation)

[●], 2022

The undersigned Incorporator, desiring to form a corporation pursuant to the General Corporation Law (“DGCL”) of the State of Delaware, hereby certifies as follows:

ARTICLE I

NAME

The name of the Corporation is U.S. Energy Corp. (hereinafter called the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The Registered Office of the corporation in the State of Delaware is located at 8 The Green STE A, in the City of Dover, County of Kent County, Zip Code 19901. The name of the Registered Agent at such address upon whom process against this corporation may be served is A Registered Agent, Inc.

ARTICLE III

PURPOSE AND POWERS

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

CAPITAL STOCK

A.	Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 250,000,000 shares. The authorized capital stock is divided into: (i) 245,000,000 shares of common stock having a par value of $0.01 per share (hereinafter, the “Common Stock”) and (ii) 5,000,000 shares of preferred stock having a par value of $0.01 per share (hereinafter, the “Preferred Stock”).

B.	Common Stock. All shares of Common Stock of the Corporation shall be of one and the same class, shall be identical in all respects and shall have equal rights, powers and privileges.

Certificate of Incorporation of U.S. Energy Corp. Page 1 of 10

	1.	Except as otherwise provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV with respect to the issuance of any series of Preferred Stock or by the General Corporation Law of the State of Delaware, the holders of outstanding shares of Common Stock shall have the exclusive right to vote on all matters requiring stockholder action. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL. On each matter on which holders of Common Stock are entitled to vote, each outstanding share of such Common Stock will be entitled to one vote.

	2.	Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. The voting, dividend and liquidation rights of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock of any series as may be designated by the Board upon any issuance of the Preferred Stock of any series.

3.		No holder of shares of Common Stock shall be entitled to preemptive or subscription rights, except as otherwise set forth in a separate agreement between such holder and the Corporation.

C.	Preferred Stock

1.	Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, if any, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors as hereinafter provided.

Certificate of Incorporation of U.S. Energy Corp. Page 2 of 10

2.	Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the General Corporation Law of the State of Delaware, to authorize by resolution or resolutions from time to time the issuance of one or more series of Preferred Stock out of the authorized but unissued shares of Preferred Stock and with respect to each such series to fix, by filing a certificate of designation pursuant to the General Corporation Law of the State of Delaware setting forth such resolution or resolutions and providing for the issuance of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

i.	the designation of such series;

ii.	the number of shares of such series, which number the Board of Directors may thereafter (except where otherwise provided in the certificate of designation for such series) increase or decrease (but not below the number of shares of such series then outstanding);

iii.	the dividend rate, if any, payable to holders of shares of such series, any conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

iv.	whether the shares of such series shall be subject to redemption by the Corporation, in whole or in part, at the option of the Corporation or of the holder thereof, and, if made subject to such redemption, the times, prices, form of payment and other terms and conditions of such redemption;

v.	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

vi.	whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Corporation or any other security, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchanges;

vii.	the extent, if any, to which the holders of shares of such series shall be entitled to vote generally, with respect to the election of directors, upon specified events or otherwise;

viii.	the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

Certificate of Incorporation of U.S. Energy Corp. Page 3 of 10

ix.	the rights and preferences of the holders of the shares of such series upon any voluntary or involuntary liquidation or dissolution of, or upon the distribution of assets of, the Corporation.

Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior to, rank equally with or be junior to any other series of Preferred Stock to the extent permitted by law and the terms of any other series of Preferred Stock.

The Board of Directors may, from time to time, increase the number of shares of any series of Preferred Stock already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of any Preferred Stock already created providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued Preferred Stock by fixing or altering the terms thereof with respect to the above-mentioned particulars and by assigning the same to an existing or newly created series from time to time before the issuance of such stock.

ARTICLE V

BOARD OF DIRECTORS

A.	Power of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors shall be expressly authorized to:

1.	determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation;

2.	establish one or more committees of the Board of Directors, by the affirmative vote of a majority of the entire Board of Directors, to which may be delegated any or all of the powers and duties of the Board of Directors to the fullest extent permitted by law; and

3.	exercise all such powers and do all such acts as may be exercised by the Corporation, subject to the provisions of the laws of the State of Delaware, this Certificate of Incorporation, and the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”).

B.	Number of Directors. The number of directors constituting the entire Board of Directors shall be not less than one (1) nor greater than fifteen (15) directors, the exact number of which shall be fixed from time to time exclusively by a vote of a majority of the Board of Directors in the manner provided in the Bylaws.

Certificate of Incorporation of U.S. Energy Corp. Page 4 of 10

C.

Classes of Directors. Other than those directors, if any, elected by the holders of any series of Preferred Stock, the Board shall be and is divided into three classes, as nearly equal in number as possible, designated as: Class One, Class Two and Class Three.

D.	Terms of Office. Except for the terms of such additional directors, if any, as elected by the holders of any series of Preferred Stock, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; provided that each director initially assigned to Class One shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class Two shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class Three shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors have the effect of removing or shortening the term of any incumbent director.

E.	Vacancies. Subject to the rights of the holders of any series of Preferred Stock, vacancies on the Board by any reason, including by death, resignation, retirement, disqualification, removal from office, or otherwise, and any newly created directorships resulting from any increase in the authorized number of directors, shall be filled solely by a majority of the directors then in office, in their sole discretion, even though less than a quorum, or by a sole remaining director, in his or her sole discretion, and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

F.	Removal of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, only with cause and only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting as a single class.

Certificate of Incorporation of U.S. Energy Corp. Page 5 of 10

G.	Appointment of Directors. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. There shall be no cumulative voting in the election of directors.

H.	Committees. Pursuant to the Bylaws of the Corporation, as amended from time to time (the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

I.	Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

J.	Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

LIMITATION OF LIABILITY AND INDEMNIFICATION

A.	Limitation of Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permitted by the General Corporation Law of Delaware as the same now exists or hereafter may be amended. No repeal or modification of this Article VI shall apply or have any adverse effect on any right or protection of, or any limitation of the liability of, any person entitled to any right or protection under this Article VI existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Certificate of Incorporation of U.S. Energy Corp. Page 6 of 10

B.

Indemnification.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Article VI.B or otherwise. The rights to indemnification and advancement of expenses conferred by this Article VI.B shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Article VI.B, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article VI.B shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Article VI.B by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Article VI.B, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Article VI.B shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

Certificate of Incorporation of U.S. Energy Corp. Page 7 of 10

ARTICLE VII

STOCKHOLDER ACTION

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required to be taken at any annual or special meeting of stockholders of the Corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall have been signed by the holder or holders having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or holder entitled to vote on the action is present and votes. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws of the Corporation or (iv) any action asserting a claim governed by the internal affairs doctrine; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunction and specific performance, to enforce the forgoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article VIII with respect to any current or future actions or claims.

Certificate of Incorporation of U.S. Energy Corp. Page 8 of 10

ARTICLE IX

BYLAWS; AMENDMENT OF BYLAWS

A.	Adoption and Amendment by the Board of Directors. In furtherance, and not in limitation, of the powers conferred upon it by law, the Board of Directors is expressly authorized and empowered to amend, alter, change, adopt or repeal the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

B.	Amendment by Stockholders. In addition to any requirements of the General Corporation Law of the State of Delaware (and notwithstanding the fact that a lesser percentage may be specified by the General Corporation Law of the State of Delaware), unless otherwise specified in the Bylaws, the affirmative vote of the holders of a majority of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to amend, alter, change or repeal or to adopt any provision of the Bylaws of the Corporation. provided however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE X

SECTION 203 ELECTION

The Corporation elects not to be governed by or subject to Section 203 of the DGCL.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the General Corporation Law of Delaware may be added or inserted, in the manner now or hereafter prescribed by the General Corporation Law of Delaware, and all rights, preferences and privileges of whatsoever nature conferred on stockholders, directors or any other persons whomsoever therein granted are subject to this reservation.

ARTICLE XII

INCORPORATOR; POWER OF INCORPORATOR; INITIAL DIRECTORS

A.	Name and Address of Incorporator. The name and mailing address of the incorporator is Ryan L. Smith, 1616 Voss, Suite 725, Houston, Texas, 77057.

B.	Powers of Incorporator; Initial Directors of the Company. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of each person who is to serve as an initial director of the Company until the first annual meeting of stockholders or until their successors are duly elected and qualified, is:

Ryan L. Smith 1616 Voss, Suite 725, Houston, Texas, 77057	John Weinzierl 1616 Voss, Suite 725, Houston, Texas, 77057	Joshua L. Batchelor 1616 Voss, Suite 725, Houston, Texas, 77057
James W. Denny III 1616 Voss, Suite 725, Houston, Texas, 77057	Randall D. Keys 1616 Voss, Suite 725, Houston, Texas, 77057	Duane H. King 1616 Voss, Suite 725, Houston, Texas, 77057
D. Stephen Slack 1616 Voss, Suite 725, Houston, Texas, 77057

* * * * *

Certificate of Incorporation of U.S. Energy Corp. Page 9 of 10

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation as of the date first written above.

By:
Name:	Ryan L. Smith
Incorporator

Certificate of Incorporation of U.S. Energy Corp. Page 10 of 10

APPENDIX F

AMENDED AND RESTATED

BYLAWS

OF

U.S. ENERGY CORP.

a Delaware Corporation

Adopted by the Stockholders on [●], 2022

TABLE OF CONTENTS

ARTICLE I. Corporate Offices	1

1.1. Registered Office.	1
1.1. Other Offices.	1

ARTICLE II. Meetings of Stockholders	1

2.1. Place of Meetings.	1
2.2. Annual Meeting.	1
2.3. Special Meeting.	1
2.4. Advance Notice of Business to be Brought before a Meeting.	1
2.5. Advance Notice of Nominations for Election of Directors at a Meeting.	4
2.6. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.	6
2.7. Notice of Stockholders’ Meetings.	7
2.8. Procedures for Stockholders to Act by Consent in Lieu of a Meeting.	8
2.9. Quorum.	8
2.10. Adjourned Meeting; Notice.	9
2.11. Conduct of Business.	9
2.12. Voting.	9
2.13. Record Date for Stockholder Meetings and Other Purposes.	10
2.14. Proxies.	10
2.15. List of Stockholders Entitled to Vote.	10
2.16. Inspectors of Election.	11
2.17. Delivery to the Corporation.	11

ARTICLE III. Directors	11

3.1. Powers.	11
3.2. Number of Directors.	12
3.3. Election, Qualification and Term of Office of Directors.	12
3.4. Resignation and Vacancies.	12
3.5. Place of Meetings; Meetings by Telephone.	12
3.6. Regular Meetings.	12
3.7. Special Meetings; Notice.	12
3.8. Quorum.	13
3.9. Board Action without a Meeting.	13
3.10. Fees and Compensation of Directors.	13

ARTICLE IV. Committees	13

4.1. Committees of Directors.	13
4.2. Committee Minutes.	14
4.3. Meetings and Actions of Committees.	14
4.4. Subcommittees.	14

ARTICLE V. Officers	14

5.1. Officers.	14
5.2. Appointment of Officers.	15
5.3. Subordinate Officers.	15
5.4. Removal and Resignation of Officers.	15
5.5. Vacancies in Offices.	15
5.6. Representation of Shares of Other Corporations.	15
5.7. Authority and Duties of Officers.	15
5.8. Compensation.	15

ARTICLE VI. Records	16

ARTICLE VII. General Matters	16

7.1. Execution of Corporate Contracts and Instruments.	16
7.2. Stock Certificates.	16
7.3. Special Designation of Certificates.	17
7.4. Lost Certificates.	17
7.5. Shares Without Certificates.	17
7.6. Construction; Definitions.	17
7.7. Dividends.	17
7.8. Fiscal Year.	17
7.9. Seal.	18
7.10. Transfer of Stock.	18
7.11. Stock Transfer Agreements.	18
7.12. Registered Stockholders.	18
7.13. Waiver of Notice.	18

ARTICLE VIII. Notice	19

8.1. Delivery of Notice; Notice by Electronic Transmission.	19

ARTICLE IX. Indemnification	20

9.1. Indemnification of Directors and Officers.	20
9.2. Indemnification of Others.	20
9.3. Prepayment of Expenses.	20
9.4. Determination; Claim.	20
9.5. Non-Exclusivity of Rights.	20
9.6. Insurance.	21
9.7. Other Indemnification.	21
9.8. Continuation of Indemnification.	21
9.9. Amendment or Repeal; Interpretation.	21

ARTICLE X. Amendments	22

ARTICLE XI. Uniformity of Interpretation and Severability	22

11.1. Interpretation and Severability.	22

ARTICLE XII. - Definitions	22

AMENDED AND RESTATED BYLAWS OF

U.S. ENERGY CORP.

ARTICLE I.
Corporate Offices

1.1. Registered Office. The address of the registered office of U.S. Energy Corp. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).

1.1. Other Offices. The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.

ARTICLE II.
Meetings of Stockholders

2.1. Place of Meetings. Meetings of stockholders shall be held at such place, if any, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2. Annual Meeting. The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

2.3. Special Meeting. Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation and in these bylaws.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

2.4. Advance Notice of Business to be Brought before a Meeting. (i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the chairperson of the meeting, or (c) otherwise properly brought before the meeting by a stockholder present in person who (A)(1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. For purposes of this Section 2.4 and Section 2.5 of these bylaws, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations for election to the Board except as expressly provided in Section 2.5 and Section 2.7 of these bylaws.

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting which; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the number of shares of each class or series of stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

Amended and Restated
Bylaws of U.S. Energy Corp.

(b) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of stock of the Corporation or other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

Amended and Restated
Bylaws of U.S. Energy Corp.

(iv) For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vi) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding person of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(vii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(viii) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5. Advance Notice of Nominations for Election of Directors at a Meeting. (i) Nominations of any person for election to the Board at an annual meeting may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (b) by a stockholder present in person (as defined in Section 2.4) who (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.5 and Section 2.7 as to such notice and nomination. Other than nominations made by a stockholder in accordance with the Nominating Agreement, the foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at any annual meeting of stockholders.

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the Secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and Section 2.7, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5 and Section 2.7. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

(iii) In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a));

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(c) shall be made with respect to nomination of each person for election as a director at the meeting); and

(c) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 and Section 2.7 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.7(i).

Amended and Restated
Bylaws of U.S. Energy Corp.

(v) For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any other participant in such solicitation.

(vi) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(vii) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(viii) Notwithstanding anything to the contrary contained in this Section 2.5, for as long as the Nominating Agreement remains in effect with respect to a Nominating Seller, each Nominating Seller (to the extent then subject to the Nominating Agreement, as may be amended from time to time) shall not be subject to the notice provisions set forth in paragraphs (ii), (iii), (iv), (v) and (vi) of this Section 2.5.

2.6. Additional Requirements for Valid Nomination of Candidates to Serve as Director and, if Elected, to be Seated as Directors.

(i) To be eligible to be a candidate for election as a director of the Corporation at an annual meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) other than, in the case of the Nominating Seller, the Nominating Agreement, by and among the Nominating Sellers and the Corporation, as amended from time to time, or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed therein, and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

Amended and Restated
Bylaws of U.S. Energy Corp.

(ii) The Board may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation.

(iii) A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.7, if necessary, so that the information provided or required to be provided pursuant to this Section 2.7 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) (A) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (B) not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(iv) In addition to the requirements of this Section 2.7 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(v) No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.5 and this Section 2.7, as applicable. The presiding person at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.6, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(vi) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination by a Nominating Person shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5 and this Section 2.7.

2.7. Notice of Stockholders’ Meetings. Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.8. Procedures for Stockholders to Act by Consent in Lieu of a Meeting. (i) Unless otherwise prohibited by the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, (a) shall be signed by stockholders on the record date established pursuant to Section 2.8(ii) below (the “Written Consent Record Date”) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business, to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded or in any other manner permitted by law. Delivery shall be made by hand or by certified or registered mail, return receipt requested. No consent shall be effective to take corporate action unless consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.8 within 60 days after the first date on which a consent is so delivered to the Corporation. Only stockholders on the Written Consent Record Date shall be entitled to consent to corporate action without a meeting.

(ii) Without qualification, any stockholder seeking to have the stockholders authorize or take any action by consent shall first request in writing that the Board fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.8(ii) from any such stockholder, the Board may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (a) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by applicable law, shall be the first date on which valid signed consents constituting applicable percentage of the outstanding shares of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.8, and (b) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by applicable law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.9. Quorum. Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by class or series is required, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of such class or series shall be necessary and sufficient to constitute a quorum with respect to that matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.10 of these bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.10. Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.

2.11. Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.12. Voting. Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Unless a different or minimum vote is required by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, applicable law or pursuant to any regulation applicable to the Corporation or its securities pursuant to which the matter is being submitted to stockholders for approval, in which case such different or minimum vote shall be the required vote on such matter, each matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.13. Record Date for Stockholder Meetings and Other Purposes. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

2.15. List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

Amended and Restated
Bylaws of U.S. Energy Corp.

2.16. Inspectors of Election. Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(ii) count all votes or ballots;

(iii) count and tabulate all votes;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

2.17. Delivery to the Corporation. Whenever this ARTICLE II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this ARTICLE II.

ARTICLE III.
Directors

3.1. Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

3.2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors (“Preferred Stock Directors”) under specified circumstances, and the Certificate of Incorporation, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors, but shall consist of not less than one (1) nor more than fifteen (15) directors (exclusive of Preferred Stock Directors). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. Except as to the rights of any preferred stock to appoint Preferred Stock Directors, the directors shall be elected by the vote of a plurality of the votes cast.

3.3. Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these bylaws, and subject to the Certificate of Incorporation, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term of the class, if any, for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. Any class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.

3.4. Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.

Unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the term of the class, if any, to which the director is appointed and until such director’s successor shall have been elected and qualified.

3.5. Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone, video conferencing or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6. Regular Meetings. Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7. Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President, the Secretary or a majority of the total number of directors constituting the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile or electronic mail; or

(iv) sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8. Quorum. At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, applicable law, the rules and regulations for listed companies as in effect from time to time of the principal United States national securities exchange on which the capital stock of the Corporation is listed for trading, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may postpone or adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9. Board Action without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.

3.10. Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

ARTICLE IV.
Committees

4.1. Committees of Directors. The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

4.2. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3. Meetings and Actions of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings; meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings; notice);

(iv) Section 3.1 (board action without a meeting); and

(v) Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

(iii) the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

At all meetings of committees, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of the members of the committee shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the committee, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the committee, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

4.4. Subcommittees. Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee or the charter of such committee adopted by the Board, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V.
Officers

5.1. Officers. The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, Chief Financial Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

5.2. Appointment of Officers.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws.

5.3. Subordinate Officers.

The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4. Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor shall not take office until the effective date. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5. Vacancies in Offices.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6. Representation of Shares of Other Corporations.

The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7. Authority and Duties of Officers.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8. Compensation.

The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE VI.
Records

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.

ARTICLE VII.
General Matters

7.1. Execution of Corporate Contracts and Instruments.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. All other contracts, agreements, certificates or instruments to be executed on behalf of the Corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law.

7.2. Stock Certificates.

The shares of the Corporation shall be represented by certificates or shall be uncertificated in the option of the officers of the Corporation authorizing the issuance of such shares. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, Chief Executive Officer, the President, the Chief Financial Officer, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Amended and Restated
Bylaws of U.S. Energy Corp.

7.3. Special Designation of Certificates.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4. Lost Certificates.

The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5. Shares Without Certificates.

The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.

7.6. Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.

7.7. Dividends.

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.8. Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Amended and Restated
Bylaws of U.S. Energy Corp.

7.9. Seal.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.10. Transfer of Stock.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.11. Stock Transfer Agreements.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL or the charter of such committee adopted by the Board.

7.12. Registered Stockholders.

The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.13. Waiver of Notice.

Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE VIII.
Notice

8.1. Delivery of Notice; Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this Section 8.1 without obtaining the consent required by this paragraph.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iii)	if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE IX.
Indemnification

9.1. Indemnification of Directors and Officers.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity (a “covered person”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, and amounts paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974, as amended) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2. Indemnification of Others.

The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3. Prepayment of Expenses.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this ARTICLE IX or otherwise.

9.4. Determination; Claim.

If a claim for indemnification (following the final disposition of such Proceeding) under this ARTICLE IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this ARTICLE IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5. Non-Exclusivity of Rights.

The rights conferred on any person by this ARTICLE IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Amended and Restated
Bylaws of U.S. Energy Corp.

9.6. Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7. Other Indemnification.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8. Continuation of Indemnification.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this ARTICLE IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9. Amendment or Repeal; Interpretation.

The provisions of this ARTICLE IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this ARTICLE IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this ARTICLE IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this ARTICLE IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this ARTICLE IX shall be deemed to refer exclusively to the Chief Executive Officer, President, the Chief Financial Officer and Secretary, or other officer of the Corporation appointed by (x) the Board pursuant to ARTICLE V of these bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to ARTICLE V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this ARTICLE IX.

Amended and Restated
Bylaws of U.S. Energy Corp.

ARTICLE X.
Amendments

The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE XI.
Uniformity of Interpretation and Severability

11.1. Interpretation and Severability. These Bylaws shall be so interpreted and construed as to conform to the Certificate of Incorporation and the statutes of Delaware or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such foreign state, and where conflict between these Bylaws and the Certificate of Incorporation or a statute has arisen or shall arise, the Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any Bylaw provision or its application shall be deemed invalid by reason of the said nonconformity, the remainder of the Bylaws shall remain operable in that the provisions set forth in the Bylaws are severable.

ARTICLE XII.
Definitions

As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases) or electronic mail, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

“Nominating Agreement” means that Nominating and Voting Agreement dated January 5, 2022, by and between U.S. Energy Corp., Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Lubbock Energy Partners LLC and Synergy Offshore LLC, as amended from time to time.

“Nominating Seller” means a Seller defined in the Nominating Agreement.

Amended and Restated
Bylaws of U.S. Energy Corp.

APPENDIX G

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is entered into as of April __, 2022, by and between U.S. Energy Corp., a Delaware corporation (the “Company”) and ____________, an individual (“Indemnitee”).

RECITALS

A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee may not be willing to continue to serve the Company in the position of Director of the Company without additional protection.

D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1. Indemnification.

(a) Indemnification of Expenses. The Company shall indemnify to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a “Claim”) by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an “Indemnifiable Event”) against any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor is presented to the Company.

(b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 10(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an “Expense Advance”) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). The Indemnitee’s obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 10(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual basis therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

(c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company’s Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of the Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company’s Articles of Incorporation, as amended, or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

Page 2 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

2. Expenses; Indemnification Procedure.

(a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than twenty (20) days after written demand by Indemnitee therefor to the Company.

(b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Board of Directors of the Company at the address set forth in Section 14(d)(i) hereof (or such other address as the Company shall designate in writing to Indemnitee as provided in Section 14 hereof). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

(d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

Page 3 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Claim at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

3. Additional Indemnification Rights; Nonexclusivity.

(a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Articles of Incorporation, as amended, the Company’s Bylaws, as amended, or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 8(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company’s Articles of Incorporation, as amended, its Bylaws, as amended, any agreement, any vote of stockholders or directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

(c) Change in Domicile. In the event the Company shall at any time change its state or other jurisdiction of organization from Delaware, each reference herein to “Delaware” shall refer to such state or other jurisdiction of organization which rules and regulations the Company is then organized under and each reference herein to the “Delaware General Corporation Law” shall refer to such analogous statutes of such state or other jurisdiction of organization which the Company is then organized under.

4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Articles of Incorporation, as amended, Bylaws, as amended, or otherwise) of the amounts otherwise indemnifiable hereunder from any party whatsoever.

5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

Page 4 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

7. Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee; or of any combination of the foregoing in which Indemnitee serves, if Indemnity serves in more capacities than just a director, an officer or a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law;

(b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Articles of Incorporation, as amended, or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Delaware General Corporation Law regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

(c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

Page 5 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of one (1) year from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such one-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

10. Construction of Certain Phrases.

(a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(c) For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities (as defined in Section 10(f) hereof), (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets.

Page 6 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

(d) For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three (3) years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

(e) For purposes of this Agreement, a “Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee are seeking indemnification, or Independent Legal Counsel.

(f) For purposes of this Agreement, “Voting Securities” shall mean any securities of the Company that vote generally in the election of directors.

(g) For the purposes of this Agreement, “Articles of Incorporation” shall mean the Articles of Incorporation, or similar governing document of the Company in effect as of the date of determination.

(h) For the purposes of this Agreement, “Bylaws” shall mean the Bylaws of the Company in effect as of the date of determination.

11. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, ..tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company’s request.

Page 7 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

13. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee’s counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee’s material defenses to such action was made in bad faith or was frivolous.

14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one (1) day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, to the parties and the following addresses:

(i) if to the Company, to:	Attention: Board of Directors
U.S. Energy Corp.
1616 Voss
Suite 725
Houston, Texas 77057
Fax: ________________________

(ii) if to Indemnitee, to:

Address

Address

Address

Fax

or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Page 8 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Texas for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of Texas, which shall be the exclusive and only proper forum for adjudicating such a claim.

16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Texas, as applied to contracts between Texas residents, entered into and to be performed entirely within the State of Texas, without regard to the conflict of laws principles thereof.

18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

Page 9 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

U.S. ENERGY CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

Page 10 of 10 Indemnification Agreement	U.S. Energy Corp. and _________________

U.S. ENERGY CORP.

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D75994-P72994

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. ENERGY CORP.

The Board of Directors recommends that you vote FOR the nominees:

	For All	Withhold All	For All Except
1. To elect two Class Three directors to serve for a term expiring at our 2025 Annual Meeting of Shareholders.	☐	☐	☐

Nominees Class Three:

01) Duane H. King
02) Joshua Batchelor

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal No. 2:

The Board of Directors recommends you vote FOR the following proposal No. 3:

The Board of Directors recommends that you vote 1 YEAR for the following proposal No. 4:

The Board of Directors recommends you vote FOR the following proposal No. 5:

	For	Against	Abstain
5. To approve the adoption of the Company's 2022 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal No. 6:

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be cast for such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting**. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D75995-P72994

U.S. ENERGY CORP.

This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held June 21, 2022 9:00 AM, CDT

The undersigned, shareholder(s) of U.S. Energy Corp. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company for the Company's 2022 Annual Meeting, and hereby appoints Ryan L. Smith (the "Proxy"), with full power of substitution and re-substitution, as proxy and attorney-in-fact, to cast all votes that the shareholder(s) is/are entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of Shareholders of the Company, to be held at 9:00 AM, CDT on June 21, 2022, at the Company's Offices at 1616 Voss, Suite 725, Houston, Texas 77057, and at any adjournment or postponement thereof, and to vote all shares of the Company that the Shareholder(s) would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE DIRECTORS SPECIFIED IN PROPOSAL 1 AND FOR EACH OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 5 AND PROPOSAL 6, AND FOR 1 YEAR FOR PROPOSAL 4.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side